UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant                            ☒
Filed by a Party other than the Registrant    ☐
Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Applied DNA Sciences, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

APPLIED DNA SCIENCES, INC.
50 HEALTH SCIENCES DRIVE
STONY BROOK, NEW YORK 11790
(631) 240-8800
August 9, 2022
Dear Fellow Stockholder:
You are cordially invited to attend the 2022 Annual Meeting of Stockholders of Applied DNA Sciences, Inc. (“Applied DNA Sciences,” the “Company,” “we” or “us”) to be held at 10:00 a.m., local time, on Thursday, September 22, 2022.
We are very pleased that this year’s annual meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. In light of the Coronavirus (COVID-19) pandemic, for the safety of our stockholders, we have decided that the Annual Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. You will be able to attend the 2022 Annual Meeting of Stockholders online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/APDN2022. You will also be able to vote your shares electronically at the annual meeting.
We are pleased to use the latest technology to increase access, to improve communication and to obtain cost savings for our stockholders and the Company. Use of a virtual meeting will enable increased stockholder attendance and participation as stockholders can participate from any location.
At the meeting, you will be asked to (i) elect seven directors; (ii) grant the Board of Directors the discretionary authority to amend the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”) to effect a reverse stock split (the “Reverse Stock Split”) of the Company’s common stock and to reduce the number of authorized shares of the Company’s common stock to 50,000,000 (the “Reverse Split Proposal”); (iii) approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers; and (iv) ratify our appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2022. In addition, we will be pleased to report on our affairs and a discussion period will be provided for questions and comments of general interest to stockholders. Detailed information with respect to these matters is set forth in the accompanying Proxy Statement, which we encourage you to carefully read in its entirety.
We look forward to greeting personally those stockholders who are able to attend the meeting online. However, whether or not you plan to join us at the meeting, it is important that your shares be represented. Stockholders of record at the close of business on July 25, 2022 are entitled to notice of and to vote at the meeting. We will be using the “Notice and Access” method of providing proxy materials to you via the Internet. On or about August 9, 2022, we will mail to our stockholders a Notice of Availability of Proxy Materials (“Notice”) containing instructions on how to access our Proxy Statement and our 2021 Annual Report on Form 10-K for the fiscal year ended September 30, 2021, as amended, and vote electronically via the Internet. The Notice also contains instructions on how to receive a printed copy of your proxy materials.
You may vote over the Internet, as well as by telephone or, if you requested to receive printed proxy materials, you can also vote by mail pursuant to instructions provided on the proxy card. Please review the instructions for each of your voting options described in the Proxy Statement, as well as in the Notice you will receive in the mail.
Thank you for your ongoing support of Applied DNA Sciences.
Very truly yours,
/s/ James A. Hayward

James A. Hayward
Chairman, President and Chief Executive Officer

APPLIED DNA SCIENCES, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Notice is hereby given that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Applied DNA Sciences, Inc. (“Applied DNA Sciences” or the “Company”), will be held virtually at www.virtualshareholdermeeting.com/APDN2022 on Thursday, September 22, 2022 at 10:00 a.m., local time, for the following purposes:
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to elect seven directors, constituting the entire board of directors of the Company (the “Board of Directors”), to serve until the Company’s next annual meeting of stockholders, or until their respective successors are duly elected and qualified;

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to grant the Board of Directors the discretionary authority to amend the Company’s Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) of the Company’s common stock and to reduce the number of authorized shares of the Company’s common stock to 50,000,000 (the “Reverse Split Proposal”);

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to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers;

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to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2022; and

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to consider and act upon such other matters as may properly come before the meeting or any postponement or adjournment of the meeting.

These matters are more fully described in the accompanying Proxy Statement.
Only stockholders of record at the close of business on July 25, 2022 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. In light of the Coronavirus (COVID-19) pandemic, for the safety of our stockholders, we have decided that the Annual Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. Stockholders will have the ability to attend, vote and submit questions before and during the virtual meeting from any location via the Internet at www.virtualshareholdermeeting.com/APDN2022.
A complete list of these stockholders will be available in electronic form at the Annual Meeting and will be accessible for ten days prior to the Annual Meeting. All stockholders are cordially invited to virtually attend the Annual Meeting. On or about August 9, 2022, the Company will mail to stockholders a Notice of Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and our 2021 Annual Report on Form 10-K, how to vote electronically via the Internet or vote by telephone, and how to request printed proxy materials.
Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible by Internet, telephone or mail. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you will receive in the mail, the section entitled “About the Annual Meeting” beginning on page 1 of the Proxy Statement or, if you request to receive printed proxy materials, your enclosed proxy card. Please note that shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares.
Ms. Judith Murrah
Secretary
Stony Brook, New York
August 9, 2022

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders
To Be Held on September 22, 2022
The Proxy Statement, along with our 2021 Annual Report, as amended, is available free of charge at the following website: www.proxyvote.com.

PROXY STATEMENT	1
ABOUT THE ANNUAL MEETING	1
PROPOSAL NO. 1 ELECTION OF DIRECTORS	8
PROPOSAL NO. 2 TO GRANT THE BOARD OF DIRECTORS THE DISCRETIONARY AUTHORITY TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK AND TO REDUCE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK TO 50,000,000	14
PROPOSAL NO. 3 APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS	22
PROPOSAL NO. 4 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	24
MANAGEMENT AND CORPORATE GOVERNANCE	27
EXECUTIVE COMPENSATION	33
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	39
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	40
HOUSEHOLDING OF PROXY MATERIALS	42
OTHER BUSINESS	43
STOCKHOLDER PROPOSALS AND NOMINATIONS	44
ANNUAL REPORT ON FORM 10-K AND OTHER INFORMATION	45
APPENDIX

i

APPLIED DNA SCIENCES, INC.
50 HEALTH SCIENCES DRIVE
STONY BROOK, NEW YORK 11790

PROXY STATEMENT
Our Board of Directors has made this Proxy Statement and related materials available to you on the Internet, or, upon your request, has delivered printed proxy materials to you by mail, in connection with the Board of Directors’ solicitation of proxies for use at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Applied DNA Sciences, Inc. to be held online on Thursday, September 22, 2022, beginning at 10:00 a.m., local time, and at any postponements or adjournments of the Annual Meeting. As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this Proxy Statement.
ABOUT THE ANNUAL MEETING
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
In accordance with rules adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials over the Internet. Accordingly, we are sending a Notice Regarding Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners as of the record date (for more information on the record date, see “— Who is entitled to vote at the Annual Meeting?”). The mailing of the Notice to our stockholders is scheduled to begin on or about August 9, 2022. All stockholders will have the ability to access the proxy materials and our Annual Report on Form 10-K for the fiscal year ended September 30, 2021, as amended (the “Annual Report”) on a website referred to in the Notice or to request to receive a printed set of the proxy materials and the Annual Report. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. Stockholders may also request to receive proxy materials and our Annual Report in printed form by mail or electronically by email on an ongoing basis.
How do I get electronic access to the proxy materials?
The Notice will provide you with instructions regarding how you can:
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View our proxy materials for the Annual Meeting and our Annual Report on the Internet; and

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Instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you, and will reduce the impact of printing and mailing these materials on the environment. Stockholders may also request to receive proxy materials and our Annual Report in printed form by mail or electronically by email on an ongoing basis. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.
What is the purpose of the Annual Meeting?
At our Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting accompanying this Proxy Statement, consisting of (i) the election of seven directors; (ii) the approval to grant the Board of Directors discretionary authority to amend the Company’s Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) of the Company’s common stock and to reduce the number of authorized shares of the Company’s common stock to 50,000,000 (the “Reverse Split Proposal”); (iii) the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers; (iv) the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2022; and (v) such other business that may properly come before the meeting or any postponement or adjournment thereof. In addition, management will report on our performance during the fiscal year ended September 30, 2021 and more recent developments and respond to questions from stockholders. Our Board of Directors is not currently aware of any other matters which will come before the meeting.
How do proxies work and how are votes counted?
The Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the Annual Meeting in the manner you direct. You may vote for all of our director nominees or withhold your vote as to some or all of our director nominees. You may also vote to grant the Board of Directors discretionary authority to amend the Company’s Certificate of Incorporation to effect the Reverse Stock Split of the issued shares of our common stock and to reduce the number of authorized shares of our common stock to 50,000,000 or vote against such authority. You may also vote for the ratification of our selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2022 or against such ratification. You may also vote to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers or vote against such approval. If a stockholder of record does not indicate instructions with respect to one or more matters on his, her or its proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors (for more information, see “— What are the Board of Directors’ recommendations as to the proposals to be voted on?”). If a beneficial owner of shares held in street name does not provide instructions to the bank, broker, or other nominee holding those shares, please see the information below under the caption “— What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?”
Who is entitled to vote at the Annual Meeting?
Only stockholders of record at the close of business on July 25, 2022, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting, or any postponements and adjournments of the meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the meeting, or any postponements or adjournments of the meeting.
On July 25, 2022, the record date for the meeting, there were 8,982,520 shares of common stock outstanding. Each outstanding share of common stock is entitled to one vote on each of the matters presented at the Annual Meeting or postponements and adjournments of the meeting.
What constitutes a quorum?
The presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares of common stock as of the record date will constitute a quorum, permitting the Annual Meeting to conduct its business. As of the record date, 8,982,520 shares of common stock, representing the same number of votes, were outstanding. Thus, the presence of holders representing at least 4,491,260 shares will be required to establish a quorum.
If a stockholder abstains from voting as to any matter or matters, the shares held by such stockholder shall be deemed present at the Annual Meeting for purposes of determining a quorum. If a bank, broker, or other nominee returns a “broker non-vote” proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the bank, broker, or other nominee to vote on a particular matter, then the shares covered by such broker non-vote proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum. For more information on discretionary and non-discretionary matters, see “— What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?”
What vote is required to approve each matter and how are votes counted?
Proposal No. 1: Election of Directors
The seven nominees who receive the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote on the election of directors will be elected as our directors. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will not be counted as votes in favor of the relevant nominee or nominees and will result in the relevant nominee or nominees receiving fewer total votes. However, the number of votes cast in favor of such nominee will not be reduced by any abstention, broker non-vote or instructions to withhold authority.
Proposal No. 2: Approval to Grant to the Board of Directors the Discretionary Authority to Effect the Reverse Stock Split of the Company’s Common Stock and to Reduce the Number of Authorized Shares of the Company’s Common Stock to 50,000,000
The affirmative vote of a majority of the outstanding shares of our common stock and entitled to vote on this proposal is required for the approval of this proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting or a broker non-vote by a broker who elects to non-vote instead of using its voting discretion has the same legal effect as a vote “against” the matter.
Proposal No. 3: Approval, on a Non-binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers
The affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the approval of this proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting or a broker non-vote by a broker who elects to non-vote instead of using its voting discretion has the same legal effect as a vote “against” the matter.
Proposal No. 4: Ratification of Appointment of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the approval of this proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting or a broker non-vote by a broker who elects to non-vote instead of using its voting discretion has the same legal effect as a vote “against” the matter.
How can you attend the Annual Meeting?
We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/APDN2022. If you were a stockholder as of the record date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
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Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/APDN2022.

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Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/APDN2022 on the day of the Annual Meeting.

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Webcast will start on September 22, 2022, at 10:00 a.m., local time.

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You will need your 16-digit control number to enter the Annual Meeting.

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Stockholders may submit questions while attending the Annual Meeting via the Internet.

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Webcast replay of the Annual Meeting will be available until September 23, 2023.

To attend and participate in the Annual Meeting, you will need the 16-digit control number included in the Notice, on your proxy card, or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest”, but you will not be able to vote, ask questions or access the list of stockholders as of the record date.
Why hold a virtual meeting?
We are excited to use the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. We believe the virtual meeting format enables increased stockholder attendance and participation because stockholders can participate from any location around the world.
How do I ask questions at the virtual Annual Meeting?
During the virtual Annual Meeting, you may only submit questions in the question box provided at www.virtualshareholdermeeting.com/APDN2022. We will respond to as many inquiries at the virtual Annual Meeting as time allows.
What if during the check-in time or during the virtual Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting website log-in page.
How can I vote my shares?
Record Owners and Beneficial Owners Who Have Been Provided With a 16 Digit Control Number
If you are a record holder, meaning your shares are registered in your name and not in the name of a broker, trustee, or other nominee, or a beneficial owner who has been provided by your broker with a 16 digit control number, you may vote:
1.
Over the Internet — If you have Internet access, you may authorize the voting of your shares by accessing www.proxyvote.com and following the instructions set forth in the Proxy Materials. You must specify how you want your shares voted or your vote will not be completed, and you will receive an error message. Your shares will be voted according to your instructions. You can also vote during the meeting by visiting www.virtualshareholdermeeting.com/APDN2022 and having available the control number included on your proxy card or on the instructions that accompanied your Proxy Materials.

2.
By Telephone — If you are a registered stockholder, you may call toll-free 1-800-690-6903 to vote by telephone. If you are a beneficial owner who has been provided with a control number on the voting instruction form that accompanied your Proxy Materials, you may call toll-free 1-800-454-8683 to vote by telephone. Your shares will be voted according to your instructions.

3.
By Mail If You Are a Record Owner — Complete and sign the attached WHITE proxy card and mail it in the enclosed postage prepaid envelope. Your shares will be voted according to your instructions. If you sign your WHITE proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors. Unsigned proxy cards will not be voted.

Beneficial Owners
As the beneficial owner, you have the right to direct your broker, trustee, or other nominee on how to vote your shares. In most cases, when your broker provides you with proxy materials, they will also provide you with a 16 digit control number, which will allow you to vote as described above or at the Annual Meeting.
If your broker has not provided you with a 16 digit control number, please contact your broker for instructions on how to vote your shares.
Stockholders who submit a proxy by Internet or telephone need not return a proxy card or any form forwarded by your broker, bank, trust or nominee. Stockholders who submit a proxy through the Internet or telephone should be aware that they may incur costs to access the Internet or telephone, such as usage charges from telephone companies or Internet service providers, and that these costs must be borne by the stockholder.

What am I voting on at the Annual Meeting?
The following proposals are scheduled for a vote at the Annual Meeting:
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Proposal No. 1:   to elect seven directors, constituting the entire Board of Directors, to serve until the Company’s next annual meeting of stockholders, or until their respective successors are duly elected and qualified;

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Proposal No. 2:   to grant the Board of Directors the discretionary authority to amend the Company’s Certificate of Incorporation to effect the Reverse Stock Split of the Company’s common stock and to reduce the number of authorized shares of the Company’s common stock to 50,000,000;

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Proposal No. 3:   to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers; and

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Proposal No. 4:   to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2022.

Each of these proposals is described in further detail below.
What happens if additional matters are presented at the Annual Meeting?
Other than the items of business described in this Proxy Statement, we are not currently aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Ms. Beth Jantzen and Ms. Judith Murrah, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of the nominees is not available as a candidate for director, the persons named as proxies will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.
How does the Board of Directors’ recommend that I vote?
As to the proposals to be voted on at the Annual Meeting, the Board of Directors unanimously recommends that you vote:
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FOR Proposal No. 1, for the election of each of the seven nominated candidates for director;

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FOR Proposal No. 2, to grant the Board of Directors the discretionary authority to amend the Company’s Certificate of Incorporation to effect the Reverse Stock Split of the Company’s common stock and to reduce the number of authorized shares of the Company’s common stock to 50,000,000;

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FOR Proposal No. 3, for the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers; and

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FOR Proposal No. 4, for the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2022.

What if I am a stockholder of record and do not indicate voting instructions on my proxy?
If you are a stockholder of record and provide specific instructions on your proxy with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated on your proxy for one or more of the proposals to be voted on, the shares will be voted as recommended by the Board of Directors: (i) in favor of each of our director nominees, (ii) for the approval to grant the Board of Directors the discretionary authority to amend the Company’s Certificate of Incorporation to effect the Reverse Stock Split of the Company’s common stock and to reduce the number of authorized shares of the Company’s common stock to 50,000,000, (iii) for the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers, and (iv) for the ratification of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2022. If any other matters are properly presented for consideration at the meeting, the individuals named as proxy holders, Ms. Beth Jantzen and Ms. Judith Murrah, will vote the shares that they represent on those matters as recommended by the Board of Directors. If the Board of Directors does not make a recommendation, then they will vote in accordance with their best judgment.

What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?
As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker, or other nominee by the deadline provided in the materials you receive from your bank, broker, or other nominee or vote by mail, telephone or Internet according to instructions provided by your bank, broker, or other nominee. If you do not provide voting instructions to your bank, broker, or other nominee, whether your shares can be voted by such person or entity depends on the type of item being considered for vote.
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Non-Discretionary Items.   The election of directors and the non-binding advisory approval of the compensation of our named executive officers are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting authority and has not received voting instructions from the beneficial owner.

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Discretionary Items.   The Reverse Split Proposal and the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2022 are discretionary items. Generally, brokers, banks and other nominees that do not receive voting instructions from beneficial owners may vote on these proposals in their discretion if they so choose.

We encourage you to provide instructions to your broker regarding the voting of your shares.
Can I change my vote or revoke my proxy?
Yes. (1) If you are a stockholder of record, you may revoke your proxy by (i) following the instructions on the Notice and entering a new vote by telephone or over the Internet up until 11:59 P.M. Eastern Time on September 21, 2022, (ii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself revoke a proxy) or (iii) entering a new vote by mail. Any written notice of revocation or subsequent proxy card must be received by the Secretary of the Company prior to the holding of the vote at the Annual Meeting at 10:00 AM, Eastern Time, on September 22, 2022. Such written notice of revocation or subsequent proxy card should be hand delivered to the Secretary of the Company or sent to the Company’s principal executive offices at 50 Health Sciences Drive, Stony Brook, New York 11790, Attention: Corporate Secretary. (2) If a broker, bank, or other nominee holds your shares, you must contact them in order to find out how to change your vote.
The last proxy or vote that we receive from you will be the vote that is counted.
Who will bear the cost of soliciting votes for the Annual Meeting?
We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We have engaged Kingsdale Advisors to assist in soliciting proxies on our behalf. Kingsdale Advisors may solicit proxies personally, electronically or by telephone. We have agreed to pay Kingsdale Advisors a fee of $9,000 for its services. We have also agreed to reimburse Kingsdale Advisors for its reasonable out-of-pocket expenses and to indemnify Kingsdale Advisors and its employees against certain liabilities arising from or in connection with the engagement.
What is “householding” and where can I get additional copies of proxy materials?
For information about householding and how to request additional copies of proxy materials, please see the section captioned “Householding of Proxy Materials.”

Whom may I contact if I have other questions about the Annual Meeting or voting?
You may contact the Company at 50 Health Sciences Drive, Stony Brook, New York 11790, Attention: Beth Jantzen, or by telephone at 631-240-8800, or you may contact Kingsdale Advisors by telephone at 1-855-682-9644.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. Voting results will be disclosed on a Form 8-K filed with the SEC within four business days after the Annual Meeting, which will also be available on our website.
We encourage you to vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided on the proxy card.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Seven directors (constituting the entire Board of Directors) are to be elected at the Annual Meeting to serve until the 2023 Annual Meeting of Stockholders, or until their respective successors are elected and qualified. On September 22, 2022, John Bitzer, III, who has been a member of the Board of Directors since 2011, will retire from the Board of Directors and will not stand for re-election. Accordingly, Mr. Bitzer’s seat shall remain vacant until filled in accordance with the Company’s Bylaws. All of the nominees are our current directors and have been nominated for re-election by our Board of Directors. The Company intends that the proxy in the form presented will be voted, unless otherwise indicated, for the election of these nominees to serve until the 2023 Annual Meeting of Stockholders, or until their successors are elected and qualified. Our Certificate of Incorporation provides that the number of directors that constitute the whole Board of Directors shall be fixed exclusively in the manner designated in the Company’s Bylaws. The Company’s Bylaws provide that the number of directors is determined by resolution of the Board of Directors, provided that the Board of Directors shall consist of at least one member.
Should one or more of these nominees be unable to accept nomination or election as a director, the individuals named as proxy holders, Ms. Beth Jantzen and Ms. Judith Murrah, will vote the shares that they represent for such other persons as the Board of Directors may recommend. The Board of Directors has no present knowledge that any of the nominees for director named below will be unavailable to serve.
The directors standing for re-election, together with their ages as of July 25, 2022, and certain other information, are:
Director	Age	Year First Became Director	Principal Occupation and Other Board of Directors Service During the Past Five Years
James A. Hayward, Ph.D., Sc.D.	69	2006	Dr. James A. Hayward has been our Chief Executive Officer since March 17, 2006 and our President and the Chairman of the Board of Directors since June 12, 2007. He was previously our acting Chief Executive Officer since October 5, 2005. He also served as Acting Chief Financial Officer from August 20, 2013 through October 13, 2013. Dr. Hayward received his Ph.D. in Molecular Biology from the State University of New York at Stony Brook (“Stony Brook”) in 1983 and an honorary Doctor of Science from the same institution in 2000. His experience with public companies began with the co-founding of one of England’s first biotechnology companies — Biocompatibles. Following this, Dr. Hayward was Head of Product Development for the Estee Lauder companies for five years. In 1990 he founded The Collaborative Group, a provider of products and services to the biotechnology, pharmaceutical and consumer-product industries based in Stony Brook, where he served as Chairman, President and Chief Executive Officer for 14 years. During this period, The Collaborative Group created several businesses, including The Collaborative BioAlliance, a contract developer and manufacturer of human gene products that was sold to Dow Chemical in 2002, and Collaborative Labs, a service provider and manufacturer of ingredients for skincare and dermatology that was sold to Engelhard (now BASF) in 2004. He is the winner of the first Helix Award from BIO and has been twice elected Entrepreneur of the Year by Inc Magazine and the Long Island Technology Hall of Fame. He has served on the Boards of The Stony Brook Foundation, the NYS Research Foundation, and the NYS

Director	Age	Year First Became Director	Principal Occupation and Other Board of Directors Service During the Past Five Years

Regents Advisory Board. Dr. Hayward also serves on the advisory board of the Manufacturing and Technology Resource Consortium of Stony Brook University, and serves on the boards of Softheon Corporation and NeoMatrix Formulations, Inc.
Dr. Hayward’s experience and senior leadership positions in companies in the biotechnology, pharmaceutical and consumer-product industries, and specifically his qualifications and skills in the areas of general operations, financial operations and administration, as well as his role as the Company’s Chief Executive Officer and President led the Board of Directors to conclude that Dr. Hayward should serve as a director of the Company.

Robert B. Catell	85	2016
Robert B. Catell has been a member of the Board of Directors since October 7, 2016. Since 2006, Mr. Catell has serves as Chairman of the Advanced Energy Research and Technology Center (AERTC) at Stony Brook University and the National Offshore Wind Research and Development Consortium (NOWRDC). He also serves on the board of several business and not-for-profit organizations, including Long Island Association (LIA), A+ Technology & Security Solutions, Inc, ThermoLift Inc., and Utility Technology Solutions (UTS). Mr. Catell was formerly Chairman and CEO of KeySpan Corporation and KeySpan Delivery (formerly Brooklyn Union Gas), and Chairman of National Grid, U.S. and Deputy Chairman of National Grid plc, upon National Grid’s acquisition of KeySpan, and has served on numerous boards including New York State Energy Research & Development Authority (NYSERDA). Mr. Catell holds both a Master’s and Bachelor’s degree in Mechanical Engineering from City College of New York and is a registered Professional Engineer. He has attended Columbia University’s Executive Development Program, and the Advanced Management Program at the Harvard Business School.
The Board of Directors believe that Mr. Catell’s extensive executive-level management experience, including as a director at other private and public companies and within regulated and technical industries, qualifies him to serve as one of our directors.

Joseph D. Ceccoli	59	2014	Joseph D. Ceccoli has been a member of the Board of Directors since December 3, 2014. Since 2010, Mr. Ceccoli has been the Founder, President and CEO of Biocogent, LLC (“Biocogent”), a bioscience company located at the Stony Brook Long Island High Technology Incubator. Biocogent is focused on the invention, development and commercialization of skin-active molecules and treatment products used in regulated (over-the-counter / med-care), personal care and consumer products. Prior to starting Biocogent, Mr. Ceccoli was Global Director of Operations for BASF Corporation, a global Fortune 100 company and the world’s largest global

Director	Age	Year First Became Director	Principal Occupation and Other Board of Directors Service During the Past Five Years

chemical company, where he was responsible for the integration, operations and growth of domestic and overseas business units from 2007 to 2008. Prior to BASF, Mr. Ceccoli was a General Manager for Engelhard Corporation, a U.S.-based Fortune 500 company and chief operating officer of Long Island-based The Collaborative Group from 2004 to 2007. Mr. Ceccoli holds a Bachelor of Science (“B.S.”) degree in Biotechnology from Rochester Institute of Technology and advanced professional training in various pharmaceutical sciences, emulsion chemistry, engineering and management disciplines. He is a member of numerous professional organizations such as the American Chemical Society and the Society of Cosmetic Chemists.
The Board of Directors believes that Mr. Ceccoli’s experience across the bioscience and chemical markets, including in global and U.S.-based operations and management, enriches our Board of Directors. Mr. Ceccoli’s experience as an executive officer and director of several bioscience and chemical companies and organizations led the Board of Directors to conclude that he should serve as a director of the Company.

Yacov A. Shamash	72	2006
Dr. Yacov A. Shamash has been a member of the Board of Directors since March 17, 2006. Dr. Shamash is a Professor of Electrical and Computer Engineering at Stony Brook, a position he has held since 1992. From 1992 to 2015, he was the Dean of Engineering and Applied Sciences, and from 1995 to 2004, Dr. Shamash was also the Dean of the Harriman School for Management and Policy at Stony Brook. He served as VP for Economic Development at Stony Brook from 2001 – 2019. He was founder of the New York State Center for Excellence in Wireless and Information Technology at Stony Brook. Dr. Shamash developed and directed the NSF Industry/University Cooperative Research Center for the Design of Analog/Digital Integrated Circuits from 1989 to 1992 and also served as Chairman of the Electrical and Computer Engineering Department at Washington State University from 1985 until 1992. Dr. Shamash serves on the board of directors of public companies Comtech Telecommunications Corp. and Keytronic Corp. He is on the boards of several not for profit organizations: the Long Island First Robotics, Listnet and Broad Hollow Science Parkht. Dr. Shamash holds a Ph.D. degree in Electrical Engineering from Imperial College of Science and Technology in London, England.
Dr. Shamash daily encounters leaders of businesses large and small, regional and global in their reach and, as a member of our Board of Directors, has played an integral role in our business development by providing the highest-level introductions to customers, channels to market and to the media. Dr. Shamash also brings to our Board of Directors his

Director	Age	Year First Became Director	Principal Occupation and Other Board of Directors Service During the Past Five Years
			valuable experience gained from serving as a director at other private and public companies. The Board of Directors believes that Dr. Shamash’s technical experience and other abilities make him a valuable member of the Board of Directors.
Sanford R. Simon	79	2006
Dr. Sanford R. Simon has been a member of the Board of Directors since March 17, 2006. Dr. Simon has been a Professor of Biochemistry, Cell Biology and Pathology at Stony Brook since 1969. He joined the faculty at Stony Brook as an Assistant Professor in 1969 and was promoted to Associate Professor with tenure in 1975. Dr. Simon was a member of the board of directors of The Collaborative Group from 1995 to 2004. From 1967 to 1969, Dr. Simon was a Guest Investigator at Rockefeller University. Dr. Simon received a B.A. in Zoology and Chemistry from Columbia University in 1963, a Ph.D. in Biochemistry from Rockefeller University in 1967, and studied as a postdoctoral fellow with Nobel Prize winner Max Perutz in Cambridge, England. He maintains an active research laboratory studying aspects of cell invasion in cancer and inflammation, the uses of small molecules in modulating diverse cell functions, and novel strategies of drug delivery; he also teaches undergraduate, graduate, medical and dental students.
Dr. Simon has worked in the use of large biomolecules in commercial media, and we have made use of his expertise in formulating DNA into commercial carriers for specific customers. As a member of our Board of Directors, Dr. Simon has advised us on patents, provided technical advice, and introduced us to corporate partners and customers. The Board of Directors believes that Dr. Simon’s advice makes him a valuable member of the Board of Directors.

Elizabeth Schmalz	71	2017	Ms. Elizabeth M. Schmalz has been a member of the Board of Directors since June 2017. She has served as President of American Flavors & Fragrances, a fragrance company, since 2003. Ms. Schmalz also serves as President of her own consulting firm, Betsy Schmalz & Associates. She served as Senior Vice President of Corporate Product Development at Estée Lauder. Ms. Schmalz’s responsibilities included overseeing product development for some of the company’s most prominent brands. Subsequently, she was Executive Vice President of Product Development at Bath and Body Works and Victoria’s Secret for The Limited. Ms. Schmalz started her senior management career at Revlon with responsibility for new product development for brands including Borghese, Ultima II and Prestige fragrances. She is an active member of Cosmetic Executive Women. She earned a bachelor’s degree in psychology from Georgian Court University and serves on their Board of Trustees.

Director	Age	Year First Became Director	Principal Occupation and Other Board of Directors Service During the Past Five Years
			Ms. Schmalz’s track record of accomplishments as a strategist and products leader within the cosmetics and personal care industries led the Board of Directors to conclude she should serve as a director of the Company.
Scott L. Anchin	48	2019	Mr. Anchin has been a member of the Board of Directors since November 7, 2019. Since May 2022, Mr. Anchin is the Chief Financial Officer of ECP-PF Holdings Group, a private equity backed company that is the 3rd largest owner of Planet Fitness franchises in North America. From October 2018 through March 2022, Mr. Anchin was the managing member of Meadow Hill Place, LLC (“Meadow Hill”), a corporate advisory services corporation. Mr. Anchin provided advisory services to the Company from December 2019 through June 2020. Previously Mr. Anchin served as a managing director with Opportune LLP from March 2016 to October 2018, where he provided restructuring advisory services to companies and stakeholders in distressed situations. From 2009 to February 2016, Mr. Anchin was employed by Alvarez & Marsal North America, LLC, a global professional services firm specializing in turnaround and interim management and performance improvement. He is a non-practicing certified public accountant in the State of New York and holds a B.S. in Accounting from the Wharton School of Business at the University of Pennsylvania and an M.B.A. with a concentration in Management from Columbia Business School. Mr. Anchin currently serves as a director of Genasys Inc. (Nasdaq: GNSS) and Kopin Corporation (Nasdaq: KOPN). The Board of Directors believes that Mr. Anchin’s executive-level management experience qualifies him to serve as one of our directors.
There are no family relationships between any director, executive officer, or person nominated or chosen by us to become a director or executive officer.
Board Diversity Matrix
Under Nasdaq Rule 5605(f), approved by the SEC in August 2021, smaller reporting companies listed on The Nasdaq Stock Market are required, subject to a phase-in period and certain exceptions, to (a) publicly disclose board-level diversity statistics using a standardized matrix and (b) have, or explain why they do not have, at least two directors who are diverse, including at least two directors who identify as female, or at least one diverse director who self-identifies as female and at least one diverse director who self-identifies as an underrepresented minority or LGBTQ+. The new rule is aimed at encouraging a minimum board diversity objective for companies and provide stockholders with consistent, comparable disclosures concerning a company’s current board composition.
Based on information provided by our directors in connection with the preparation of this Proxy Statement, one of our board members self-identifies as female. In accordance with Nasdaq’s board diversity listing standards, we are disclosing aggregated statistical information about our Board’s self-identified gender and racial characteristics and LGBTQ+ status as voluntarily confirmed to us by each of our directors in the table below.

Board Diversity Matrix (As of July 25, 2022)
Total Number of Directors — 7
	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	1	6
Demographic Information:
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	6
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our officers and directors and persons who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than 10% beneficial owners (“10% stockholders”) also are required by SEC rules to furnish us with copies of all Section 16(a) forms they file.
Based solely upon a review of such forms filed with the SEC with respect to the fiscal year ended September 30, 2021, as the case may be, and upon written representations from these reporting persons, we believe that none of our officers, directors or 10% stockholders failed to file on a timely basis, reports required by Section 16(a) during fiscal 2021.
Vote Required
The seven nominees who receive the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote on the election of directors, a quorum being present, will be elected as our directors. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will not be counted as votes in favor of the relevant nominee or nominees and will result in the relevant nominee or nominees receiving fewer total votes. However, the number of votes cast in favor of such nominee will not be reduced by any abstention, broker non-vote or instructions to withhold authority. The Company intends that the proxy in the form presented will be voted, unless otherwise indicated, for the election of these nominees. In the absence of instructions to the contrary, the shares represented by the accompanying proxy card will be voted “FOR” all the nominees named above.
The Board of Directors unanimously recommends a vote “FOR” the election of each of the nominees to the Board of Directors named in this Proposal No. 1.

PROPOSAL NO. 2
APPROVAL TO GRANT TO THE BOARD OF DIRECTORS THE DISCRETIONARY
AUTHORITY TO EFFECT THE REVERSE STOCK SPLIT OF THE
COMPANY’S COMMON STOCK AND TO REDUCE THE NUMBER OF
AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK TO 50,000,000
We are seeking shareholder approval to grant the Board of Directors discretionary authority to amend the Company’s Certificate of Incorporation to effect the Reverse Stock Split of the issued and outstanding and authorized shares of our common stock, par value $0.001 per share, such split to combine a whole number of outstanding shares of our common stock in a range of not less than one-for-ten and not more than one-for-fifty (the “Reverse Stock Split Ratio”) and to reduce the number of authorized shares of our common stock to 50,000,000 at any time prior to the one-year anniversary date of the Annual Meeting (the “Reverse Split Proposal”).
Upon the effectiveness of an amendment to our Certificate of Incorporation effecting the Reverse Stock Split, the outstanding shares of our common stock will be reclassified and combined into a lesser number of shares such that one share of our common stock will be issued for a specified number of shares in accordance with the Reverse Stock Split Ratio selected by our Board of Directors, and the number of authorized shares of our common stock will be decreased to 50,000,000.
The Board of Directors unanimously approved, and recommended seeking shareholder approval of this Reverse Split Proposal, on July 22, 2022.
Even if the shareholders approve the Reverse Split Proposal, we reserve the right not to effect the Reverse Stock Split if the Board of Directors does not deem it to be in the best interests of our shareholders. The Board of Directors believes that granting this discretion provides the Board of Directors with maximum flexibility to act in the best interests of our shareholders. If this Reverse Split Proposal is approved by the shareholders, the Board of Directors will have the authority, in its sole discretion, without further action by the shareholders, to effect the Reverse Stock Split within the ratios and during the period set forth above.
The Board of Directors’ decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including prevailing market conditions, existing and expected trading prices for our common stock, Nasdaq listing requirements, actual or forecasted results of operations, and the likely effect of such results on the market price of our common stock.
Following the Reverse Stock Split, the number of our outstanding shares of common stock will be significantly reduced. The Reverse Stock Split will also affect our outstanding stock options and shares of common stock issued under the Company’s equity incentive plans and (ii) the number of shares of common stock issuable upon conversion of our outstanding warrants. Under these plans, the number of shares of common stock deliverable upon exercise or grant must be appropriately adjusted and appropriate adjustments must be made to the purchase price per share to reflect the Reverse Stock Split.
The Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board of Directors or our shareholders.
There are certain risks associated with the Reverse Stock Split, and we cannot accurately predict or assure the Reverse Stock Split will produce or maintain the desired results (for more information on the risks see the section below entitled “Certain Risks Associated with the Reverse Stock Split”). However, our Board of Directors believes that the benefits to the Company and our shareholders outweigh the risks and recommends that you vote in favor of granting the Board of Directors the discretionary authority to effect the Reverse Stock Split.
Reasons for the Reverse Stock Split and Nasdaq Listing Requirements
Our common stock is listed on Nasdaq under the symbol “APDN”. For our common stock to continue to be listed on Nasdaq, we must meet the current continued listing requirements, including the requirements that our common stock must maintain the Minimum Bid Price. Although the trading price of our common stock currently remains above $1.00, and we remain in compliance with the Minimum Bid

Price Requirement, we are seeking stockholder approval of the Reverse Stock Split to authorize our Board of Directors to take action, if necessary, to enable us to maintain compliance with the Minimum Bid Price Requirement, or to regain compliance with the Minimum Bid Price Requirement, if we are not in compliance with the requirement at such time. Approval of the Reverse Stock Split would, therefore, give us and our Board of Directors greater flexibility to react to market conditions and take the appropriate steps to allow for the continued listing of our common stock on Nasdaq.
If we were unable to maintain compliance with the Minimum Bid Price Requirement in the future and our common stock were to be delisted from Nasdaq, trading of our common stock would most likely take place on an over-the-counter market established for unlisted securities, such as the OTCQX, the OTCQB or the OTC Pink markets maintained by OTC Markets Group Inc. An investor would likely find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our common stock on an over-the-counter market, and many investors would likely not buy or sell our common stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. In addition, as a delisted security, our common stock would be subject to SEC rules as a “penny stock,” which impose additional disclosure requirements on broker-dealers. The regulations relating to penny stocks, coupled with the typically higher cost per trade to the investor of penny stocks due to factors such as broker commissions generally representing a higher percentage of the price of a penny stock than of a higher-priced stock, would further limit the ability of investors to trade in our common stock. Further, as on over-the-counter stock, the ability of the Company to raise capital would be greatly impaired. For these reasons and others, delisting would adversely affect the liquidity, trading volume and price of our common stock, causing the value of an investment in us to decrease and having an adverse effect on our business, financial condition and results of operations, including our ability to attract and retain qualified employees and to raise capital.
Reverse Stock Split Ratio
If approved by stockholders, this Reverse Split Proposal would permit (but not require) the Board of Directors to effect the Reverse Stock Split of our common stock at any time before the one-year anniversary date of the Annual Meeting by the Reverse Stock Split Ratio, with the specific ratio to be fixed within this range by the Board of Directors in its sole discretion without further stockholder approval. We believe that enabling the Board of Directors to fix the specific Reverse Stock Split Ratio within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders. In fixing the Reverse Stock Split Ratio, the Board of Directors may consider, among other things, factors such as:
•
the total number of shares of common stock outstanding;

•
Nasdaq requirements for the continued listing of common stock;

•
the historical trading price and trading volume of common stock;

•
the then prevailing trading price and trading volume for common stock;

•
the anticipated impact of the Reverse Stock Split on the trading price of and market for common stock;

•
the administrative and transaction costs associated with potential exchange ratios;

•
potential financing opportunities; and

•
prevailing general market and economic conditions.

The Board of Directors will have sole discretion as to any implementation of, and the exact timing and actual Reverse Stock Split Ratio of, the Reverse Stock Split within the range of Reverse Stock Split Ratios specified in this proposal and before the one-year anniversary date of the Annual Meeting. The Board of Directors may also determine that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders and decide to abandon the Reverse Stock Split at any time before, during or after the Special Meeting and prior to its effectiveness, without further action by the stockholders.

Authorized Shares of Common Stock
We are currently authorized under our Certificate of Incorporation to issue up to a total of 210,000,000 shares of capital stock, comprised of 200,000,000 shares of common stock and 10,000,000 shares of preferred stock. Authorized shares represent the number of shares of common stock that we are permitted to issue under our Certificate of Incorporation. If the Reverse Split Proposal is implemented, it would reduce the number of issued and outstanding shares of common stock by the ratio selected by our Board of Directors in accordance with the Reverse Stock Split Ratio described above and would reduce the number of authorized shares of common stock to 50,000,000.
Effectiveness of the Reverse Stock Split
If approved by our stockholders, the Reverse Stock Split would become effective upon the filing of a certificate of amendment (the “Amendment”) with the Secretary of State of the State of Delaware, or at the later time set forth in the Amendment, which will constitute the “Split Effective Time”. The exact timing of the Amendment will be determined by the Board of Directors based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders. In addition, the Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the Amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the Amendment with the Secretary of State of the State of Delaware, the Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.
The proposed form of Amendment to effect the Reverse Stock Split is attached as the Appendix to this Proxy Statement. Any Amendment to effect the Reverse Stock Split will include the Reverse Stock Split Ratio fixed by the Board of Directors, within the range approved by the stockholders.
Potential Market Effects of the Reverse Stock Split
The Reverse Stock Split proposal is intended primarily to increase the Company’s per share bid price and to continue to satisfy Nasdaq’s Minimum Bid Price Requirement should it be necessary to do so. Reducing the number of outstanding shares of common stock should, absent other factors, increase the per share market price of the common stock, although the Company cannot provide any assurance that it will be able to meet or maintain a bid price over the Minimum Bid Price Requirement for continued listing on Nasdaq or any other exchange. The delisting of the common stock from Nasdaq may result in decreased liquidity, increased volatility in the price and trading volume of our common stock, a loss of current or future coverage by certain sell-side analysts, a diminution of institutional investor interest and/or the impairment of the Company’s ability to raise capital. Delisting could also cause a loss of confidence of the Company’s customers, collaborators, vendors, suppliers and employees, which could harm its business and future prospects.
Reducing the number of outstanding shares of common stock through a Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. The market price of our common stock will also be based on and may be adversely affected by our performance, financial results market conditions, the market’s perception of our business and other factors which are unrelated to the number of shares outstanding. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split or that the market price of the common stock will not decrease in the future. Additionally, the Company cannot assure you that the market price per share of common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of common stock outstanding before the Reverse Stock Split.
In evaluating the Reverse Stock Split proposal, in addition to the considerations described above, the Board of Directors also took into account various negative factors associated with Reverse Stock Splits generally. These factors include: the negative perception of Reverse Stock Splits held by some investors, analysts and other stock market participants; the fact that the stock price of some companies that have effected Reverse Stock Splits has subsequently declined in share price and corresponding market capitalization;

the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and the costs associated with implementing the Reverse Stock Split.
Potential Risks Associated with the Reverse Stock Split
There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split, if implemented, may not result in an increase in the per share price of the common stock. The Company cannot predict whether the Reverse Stock Split will increase the market price for the common stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:
•
the market price per share of the common stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of the common stock outstanding before the Reverse Stock Split;

•
the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

•
the Reverse Stock Split will result in a per share price that will increase the ability of the Company to attract and retain employees;

•
the market price per share will either exceed or remain in excess of $1.00, the Minimum Bid Price Requirement by Nasdaq for continued listing; or

•
the Company would otherwise meet the Nasdaq listing requirements even if the per share market price of the common stock after the Reverse Stock Split meets the Minimum Bid Price Requirement.

The market price of the common stock will also be based on the Company’s performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of the common stock declines, the percentage decline as an absolute number and as a percentage of the overall market capitalization of the Company may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the liquidity of the common stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.
Potential Effects of Proposed Amendment
If our stockholders approve the Reverse Split Proposal and the Board of Directors effects it, the number of shares of common stock issued and outstanding will be reduced, depending upon the Reverse Stock Split Ratio determined by the Board of Directors, and the number of our authorized shares of common stock will be reduced to 50,000,000. The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that, as described below in “Fractional Shares,” holders of our common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the Reverse Stock Split Ratio will, in lieu of a fractional share, receive one whole share of common stock. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).
The Reverse Stock Split would reduce our authorized shares of common stock to 50,000,000. This would have the effect of decreasing the number of shares of our common stock available for issuance.
In addition to sales of our common stock, if our stockholders approve the Reverse Stock Split and the Board of Directors effects it, any available shares of our common stock would also be available for conversions of convertible securities that we may issue, acquisition transactions, strategic relationships with corporate and other partners, stock splits, stock dividends and other transactions that may contribute to the growth of our business. Any decision to issue equity will depend on, among other things, our evaluation of funding needs, developments in business and technologies, current and expected future market conditions and other factors. There can be no assurance, however, even if the Reverse Stock Split is approved and implemented, that any financing transaction or other transaction would be undertaken or completed.

The Reverse Stock Split will not change the terms of our common stock. After the Reverse Stock Split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to common stock now authorized.
The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.
After the Split Effective Time, the Company will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Subject to compliance with applicable continued listing requirements, our common stock will continue to be listed on Nasdaq and traded under the symbol “APDN,” although the exchange will add the letter “D” to the end of the trading symbol for a period of 20 trading days after the Split Effective Time to indicate that the Reverse Stock Split has occurred. After the Split Effective Time, it is expected that our common stock will have a new CUSIP number. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” as described by Rule 13e-3 under the Exchange Act.
After the Split Effective Time, the post-split market price of our common stock may be less than the pre-split price multiplied by the Reverse Stock Split Ratio. In addition, a reduction in the number of shares outstanding may impair the liquidity for our common stock, which may reduce the value of the common stock.
Beneficial Holders of Common Stock
Upon the implementation of the Reverse Stock Split, Applied DNA Sciences intends to treat shares held by stockholders through a stockbroker, bank or other nominee in the same manner as registered stockholders whose shares are registered in their names. Stockbrokers, banks or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding common stock in street name. However, these stockbrokers, banks or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of common stock with a stockbroker, bank or other nominee and who have any questions in this regard are encouraged to contact their stockbrokers, banks or other nominees.
Registered “Book-Entry” Holders of Common Stock
Certain registered holders of common stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with statements reflecting the number of shares registered in their accounts. Stockholders who hold shares electronically in book-entry form with our transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split common stock.
Holders of Certificated Shares of Common Stock
Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the effective time of the Reverse Stock Split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent. Unless a stockholder specifically requests a new paper certificate or holds restricted shares, upon the stockholder’s surrender of all of the stockholder’s Old Certificates to the transfer agent, together with a properly completed and executed letter of transmittal, the transfer agent will register the appropriate number of shares of post-Reverse Stock Split common stock electronically in book-entry form and provide the stockholder with a statement reflecting the number of shares of common stock registered in the stockholder’s account. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of shares of post-Reverse Stock Split common stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for the appropriate number of shares of post-Reverse Stock Split common stock. If an Old

Certificate has a restrictive legend on its reverse side, then a new certificate will be issued with the same restrictive legend on its reverse side.
STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.
Fractional Shares
Applied DNA Sciences will not issue fractional shares in connection with the Reverse Stock Split. Instead stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split will receive one whole share of our common stock in lieu of such fractional share.
Effect of the Reverse Stock Split on Stock Option Awards and Equity Incentive Plans
Based upon the Reverse Stock Split Ratio, proportionate adjustments are generally required to be made to the per share exercise price or the per share base price and the number of shares issuable upon the exercise of all outstanding options and to the per share exercise price of all outstanding options. This would result in approximately the same aggregate price being required to be paid under such options upon exercise, and approximately the same value of shares of our common stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. However, to comply with certain regulations under the Internal Revenue Code of 1986, as amended (the “Code”), the per share exercise price of each outstanding option would be rounded up to the nearest whole cent and the number of shares of our common stock that could be acquired upon the exercise of each option would be rounded down to the nearest whole share. The number of shares of our common stock reserved for issuance pursuant to the 2020 Equity Incentive Plan, as amended (the “2020 Plan”), will be reduced proportionately based upon the Reverse Stock Split Ratio.
Effect of the Reverse Stock Split on Warrants
In addition to adjusting the number of shares of our common stock, we would adjust all shares underlying any of our outstanding warrants as a result of the Reverse Stock Split, as required by the terms of these securities. In particular, we would reduce the conversion ratio for each instrument, and would increase the applicable exercise price or conversion price in accordance with the terms of each instrument and based on the Reverse Stock Split Ratio.
Accounting Matters
The proposed Amendment will not affect the par value of $0.001 of our common stock. As a result, at the Split Effective Time, the stated capital on our balance sheet attributable to the common stock will be reduced in the same proportion as the Reverse Stock Split Ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the common stock will be reclassified for prior periods to conform to the post-Reverse Stock Split presentation.
Pro Forma Capitalization of Common Stock
The table below summarizes the Company’s pro forma capitalization of common stock, as of August 8, 2022, before and after giving effect to a hypothetical reverse stock split of one-for-ten (1-for-10), one-for-fifteen (1-for-15), one-for-twenty (1-for-20), one-for-twenty-five (1-for-25), one-for-thirty (1-for-30), one-for-thirty-five (1-for-35), one-for-forty (1-for-40), one-for-forty-five (1-for-45) and one-for-fifty (1-for-50). The table below does not include the 10,000,000 shares of preferred stock authorized under the Certificate of Incorporation, none of which is currently outstanding. The Reverse Stock Split would reduce our authorized shares of common stock to 50,000,000. For purposes of the figures below, share numbers have been rounded down to the nearest whole share.

	Prior to Reverse Stock Split	After Reverse Stock Split
		1-for-10	1-for-15	1-for-20	1-for-25	1-for-30	1-for-35	1-for-40	1-for-45	1-for-50
Authorized Shares of Common Stock	200,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
Shares of Common Stock Issued and Outstanding(1)	12,882,520	1,288,252	858,835	644,126	515,301	429,417	368,072	322,063	286,278	257,650
Shares of Common Stock Reserved for Future Issuance but not Issued and Outstanding(1)(2)	11,169,354	1,116,935	744,624	558,468	446,774	372,312	319,124	279,234	248,208	223,387
Shares of Common Stock Available for Future Issuance(1)	175,948,126	47,594,813	48,396,541	48,797,406	49,037,925	49,198,271	49,312,804	49,398,703	49,465,514	49,518,963

(1)
These estimates do not reflect the potential effects of rounding up of fractional shares that may result from the Reverse Stock Split.

(2)
Includes, as of August 8, 2022, (i) 7,339,963 shares issuable upon the exercise of outstanding warrants at a weighted average exercise price of  $3.68; (ii) 1,063,143 shares issuable upon the exercise of outstanding stock options, at a weighted average exercise price of  $20.49; (iii) 2,721,905 and 44,343 shares reserved for future issuance under the 2020 Plan and 2005 Plan, respectively; and does not include any shares of common stock issuable upon the exercise or conversion of securities that may have been issued since August 8, 2022.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following discussion is a general summary of the material U.S. federal income tax consequences of the Reverse Stock Split to U.S. Holders (as defined below) of our common stock. This discussion is based on the Code, U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the Internal Revenue Service (“IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a holder of our common stock. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the Reverse Stock Split.
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of common stock that, for U.S. federal income tax purposes, is or is treated as: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust that (1) is subject to the primary supervision of a U.S. court and all substantial decisions of which are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) or (2) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.
This discussion is limited to U.S. Holders who hold our common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation, banks, insurance companies and other financial institutions, real estate investment trusts, regulated investment companies, grantor trusts, tax-exempt organizations or governmental organizations, brokers, dealers or traders in securities, commodities or currencies, stockholders who hold our common stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes, U.S. Holders that have a functional currency other than the U.S. dollar, U.S. Holders who actually or constructively own 5% or more of our stock, U.S. expatriates and former citizens or long-term residents of the United States, and persons for whom common stock constitutes “qualified small business stock” within the meaning of Section 1202 of the Code.
If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our common stock and the partners in such entities should consult their tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split to them.
In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local and non-U.S. tax law consequences of the Reverse Stock Split. Furthermore, the following discussion does not address any tax consequences of transactions effected before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.
Each stockholder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any state, local or foreign income tax consequences
The Reverse Stock Split is intended to constitute as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code for U.S. federal income tax purposes. Assuming that such treatment is correct, the Reverse Stock Split generally will not result in the recognition of gain or loss for U.S. federal income tax purposes, except potentially with respect to any additional fractions of a share of our common stock received as a result of the rounding up of any fractional shares that otherwise would be issued, as discussed below. Subject to the following discussion regarding a U.S. Holder’s receipt of a whole share of our common stock in lieu of a fractional share, the adjusted basis of the new common stock will be the same as the adjusted basis of the common stock exchanged. The holding period of the new, post-Reverse Stock Split common stock resulting from implementation of the Reverse Stock Split will include the U.S. Holder’s respective holding periods for the pre-Reverse Stock Split common stock. U.S. Holders who acquired our common stock on different dates or at different prices should consult their tax advisors regarding the allocation of the tax basis of such common stock.
As noted above, no fractional shares of our common stock will be issued as a result of the Reverse Stock Split. Instead, we will issue one (1) full share of the post-Reverse Stock Split common stock to any U.S. Holder who would have been entitled to receive a fractional share as a result of the process. The U.S. federal income tax consequences of the receipt of such additional fraction of a share of our common stock are not clear. A U.S. Holder who receives one (1) whole share of our common stock in lieu of a fractional share may recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such U.S. Holder was otherwise entitled. We are not making any representation as to whether the receipt of one (1) whole share in lieu of a fractional share will result in income or gain to any U.S. Holder, and U.S. Holders are urged to consult their own tax advisors as to the possible tax consequences of receiving a whole share in lieu of a fractional share in the Reverse Stock Split.
The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of such stockholder’s circumstances and income tax situation. Accordingly, we urge you to consult with your own tax advisor with respect to all of the potential U.S. federal, state, local and non-U.S. tax consequences to you of the Reverse Stock Split.
Appraisal Rights
Under the General Corporation Law of the State of Delaware, our stockholders will not be entitled to dissenter’s rights with respect to the proposed Amendment to effect the Reverse Stock Split, and Applied DNA Sciences does not intend to independently provide stockholders with such rights.
Proposal 2, the approval to grant to the Board of Directors the discretionary authority to effect the Reverse Stock Split to the Company’s common stock and to reduce the number of authorized shares of the Company’s common stock to 50,000,000, requires the affirmative vote of a majority of the shares of our common stock outstanding on the record date and entitled to vote. Abstentions and broker non-votes will be excluded entirely from the vote and will, therefore, have the same effect as a vote “AGAINST” such proposal.
The Board of Directors Recommends a Vote For the Approval to Grant the Board of Directors the Discretionary Authority to Amend the Company’s Certificate of Incorporation to Effect the Reverse Stock Split of the Company’s Common Stock and to Reduce the Number of Authorized Shares of the Company’s Common Stock to 50,000,000.

PROPOSAL NO. 3  —
NON-BINDING ADVISORY APPROVAL OF THE COMPENSATION
OF THE COMPANY’S NAMED EXECUTIVE OFFICERS
We are providing our stockholders the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our “named executive officers” disclosed in this Proxy Statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required under Section 14A of the Exchange Act, which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. As indicated in this Proxy Statement under the heading “Executive Compensation,” our “named executive officers” for the most recently completed fiscal year consist of our (i) President and Chief Executive Officer, (ii) Chief Financial Officer, and (iii) Chief Information Officer and Secretary.
Our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to our success, as more fully described in the “Executive Compensation” section of this Proxy Statement. Under these programs, as approved by our compensation committee, our named executive officers are rewarded for the achievement of our near-term and longer-term financial and strategic goals, for driving corporate financial performance and stability and for increasing stockholder value. The programs contain elements of both cash and equity-based compensation.
The “Executive Compensation” section beginning on page 34 describes in detail our executive compensation programs and the decisions made by our compensation committee and our Board of Directors with respect to the fiscal year ended September 30, 2021. As discussed in those disclosures, we believe that our compensation program provides a competitive overall compensation that is designed to attract and retain top performers. To achieve this goal, our compensation program is structured to:
•
provide total compensation and compensation elements that are competitive with those companies that are competing for available employees;

•
hold our executive officers accountable for results over the long term and maintain integrity in all of the business dealings of our executive officers;

•
align the interest of our executives with our stockholders;

•
reward exceptional performance by individual employees;

•
provide a mix of compensation that offers (i) a meaningful base compensation, with a potential to earn additional amounts based on achievement of corporate and personal goals, and (ii) the opportunity to share in the long-term growth of our company through equity compensation; and

•
establish a clear connection between rewards and performance.

Our Board of Directors believes this link between compensation and the achievement of our near- and long-term business goals has helped drive our performance over time. At the same time, we believe our program does not encourage excessive risk-taking by management.
This proposal is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described under “Executive Compensation.” Our Board of Directors is asking stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:
RESOLVED, that the Company’s stockholders hereby approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and any related material disclosed in the Company’s Proxy Statement.
As an advisory vote, this proposal is not binding. The outcome of this advisory vote will not affect any compensation already paid or awarded to any named executive officer and does not overrule any decision by us or our Board of Directors (or any committee thereof) or create or imply any change to our fiduciary duties or the fiduciary duties of our Board of Directors (or any committee thereof). However, our compensation committee and Board of Directors value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.
Vote Required
The affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required for the approval of Proposal No. 3. Broker non-votes, if any, with respect to this matter will be treated as neither a vote “for” nor a vote “against” the matter and will not be counted in determining the number of votes necessary for approval (although they will be counted in determining if a quorum is present). However, abstentions will be considered in determining the total number of votes required to attain a majority of the shares present in person or represented by proxy at the meeting entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter because it represents a share present in person or represented by proxy at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal. It is intended that the proxy in the form presented will be voted, unless otherwise indicated, “FOR” Proposal No. 3. If no instructions are indicated, the shares will be voted “FOR” Proposal No. 3.
The Board of Directors unanimously recommends that stockholders vote to approve, on a non-binding advisory basis, the compensation of our named executive officers by voting “FOR” Proposal No. 3.

PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Board of Directors has appointed Marcum LLP (“Marcum,” the “principal accountant” or the “independent accountant”) as the independent registered public accounting firm to audit our consolidated financial statements as of and for the fiscal year ending September 30, 2022. Marcum has been our independent registered public accounting firm since it was appointed on June 23, 2014 to audit our consolidated financial statements for the fiscal year ended September 30, 2014. Since that date, Marcum has also provided us certain tax and other audit-related services. The Board of Directors has directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of Marcum LLP are expected to be present virtually at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions. Notwithstanding its selection, the Board of Directors, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Board of Directors believes that such a change would be in our and our stockholders’ best interests. If the appointment is not ratified by our stockholders, the Board of Directors may reconsider whether it should appoint another independent registered public accounting firm.
Audit and Other Fees
The following table sets forth fees billed to us by our current independent auditors during the fiscal years ended September 30, 2021 and 2020 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services by our auditor that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and (iv) all other fees for services rendered.
Marcum LLP
	Fiscal year ended September 30, 2021	Fiscal year ended September 30, 2020
(i) Audit Fees	$207,579	$221,780
(ii) Audit Related Fees	—	—
(iii) Tax Fees	22,660	27,329
(iv) All Other Fees	—	—
Total Fees	$230,239	$249,109
Audit Fees — Consists of fees billed for professional services rendered for the audit of our consolidated financial statements, review of the interim consolidated financial statements included in quarterly reports, and services that are normally provided by our independent auditors in connection with statutory and regulatory filings or engagements, including registration statements.
Audit Related Fees — Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees,” such as accounting consultation and audits in connection with acquisitions.
Tax Fees — Consists of fees billed for professional services for tax compliance, tax advice and tax planning.
All Other Fees — Consists of fees for products and services other than the services reported above.
The Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence and has determined that independence has been maintained.

Audit Committee Report
The audit committee of the Board of Directors (the “audit committee”) operates under a written charter approved by the Board of Directors, which provides that its responsibilities include assisting the Board of Directors in monitoring the integrity of the Company’s financial statements, the qualifications and independence of the Company’s independent auditors, the performance of the Company’s internal audit function and independent auditors and the compliance by the Company with legal and regulatory requirements. For more information on the audit committee, see “Management and Corporate Governance — Board of Directors Structure and Committee Composition — Audit Committee.”
The audit committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management is responsible for the Company’s internal controls, financial reporting process, and compliance with laws and regulations and ethical business standards. Marcum was responsible for performing an independent audit of the Company’s consolidated financial statements for the fiscal year ending September 30, 2021 in accordance with the standards of the Public Company Accounting Oversight Board of Directors (United States) (the “PCAOB”). The audit committee’s main responsibility is to monitor and oversee this process.
The audit committee reviewed and discussed our audited consolidated financial statements as of and for the fiscal year ended September 30, 2021 with management. The audit committee discussed with Marcum the matters required to be discussed by PCAOB Auditing Standard No. 16. The audit committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.
The audit committee considered any fees paid to Marcum for the provision of non-audit related services and does not believe that these fees compromised Marcum’s independence in performing the audit.
Based on the review and discussions referred to above in this report, the audit committee recommended to the Board of Directors that such audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2021 for filing with the SEC.
THE AUDIT COMMITTEE
John Bitzer, III (Chairperson)
Joseph Ceccoli
Yacov Shamash
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors
The audit committee has adopted a policy and procedures for the pre-approval of audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to our audit committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The audit committee may also pre-approve particular services on a case-by-case basis.
Vote Required
The affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending September 30, 2022. Abstentions will be considered in determining the total number of votes required to attain a majority of the shares present in person or represented by proxy at the meeting entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter because it represents a share present in person or represented by proxy at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal. The ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending September 30, 2022 is a discretionary item. Brokers, banks, and other nominees that do not receive voting instructions from beneficial owners of our common stock may generally vote on this proposal in their discretion. The Company intends that the proxy in the form presented will be voted, unless otherwise indicated, for the ratification of Marcum as our auditors for the fiscal year ending September 30, 2022. If no instructions are indicated on such proxy, the shares will be voted “FOR” the ratification of Marcum as our auditors for the fiscal year ending September 30, 2022.
The Board of Directors deems Proposal No. 4 “Ratification of Appointment of Independent Registered Accounting Firm” to be in our and our stockholders’ best interests and unanimously recommends a vote “FOR” approval thereof.

MANAGEMENT AND CORPORATE GOVERNANCE
Information Regarding the Board of Directors
Members
Our Board of Directors currently consists of eight members: James A. Hayward, John Bitzer, III, Robert B. Catell, Joseph D. Ceccoli, Scott L. Anchin, Yacov A. Shamash, Sanford R. Simon, and Elizabeth M. Schmalz. On September 22, 2022, John Bitzer, III, who has been a member of the Board of Directors since 2011, will retire from the Board of Directors and will not stand for re-election. Accordingly, Mr. Bitzer’s seat shall remain vacant until filled in accordance with the Company’s Bylaws. Our Board of Directors has nominated the seven incumbent directors for re-election at the Annual Meeting. Please see “Proposal No. 1 — Election of Directors” for the names, ages and business experience of each of the Company’s director nominees for election at the Annual Meeting.
Director Independence
The Board of Directors has determined that currently and at all times during the fiscal year ended September 30, 2021, each of our directors other than Dr. Hayward — consisting of John Bitzer, III, Robert B. Catell, Joseph D. Ceccoli, Scott L. Anchin, Yacov A. Shamash, Sanford R. Simon, and Elizabeth M. Schmalz — are and were “independent” as defined by the listing standards of Nasdaq, constituting a majority of independent directors on our Board of Directors as required by the rules of Nasdaq. The Board of Directors considers in its evaluation of independence whether any director has a relationship with us that would interfere with the exercise of independent judgment in carrying out his or her responsibilities of a director.
Board of Directors Leadership Structure and Role in Risk Oversight
Our Board of Directors does not have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board of Directors or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board of Directors believes that Dr. Hayward’s dual role as both Chairman of the Board of Directors and Chief Executive Officer serves the best interests of both us and our stockholders. His combined role enables decisive leadership, ensures clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to our stockholders, employees, customers and suppliers. Dr. Hayward possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing us and our business and is thus best positioned to develop agendas that ensure that the time and attention of the Board of Directors are focused on the most critical matters. This structure also enables our Chief Executive Officer to act as a bridge between management and the Board of Directors, helping both to act with a common purpose.
The Board of Directors appreciates that the advantages gained by having a single Chairman and Chief Executive Officer must be viewed in light of potential independence concerns. The Board of Directors considers, however, that we have adequate safeguards in place to address those concerns, including, for example, our Board of Directors consisting of a supermajority of independent directors. In addition, our audit, compensation and nominating committees, which oversee critical matters such as the integrity of our financial statements, the compensation of executive management, the selection and evaluation of directors, and the development and implementation of corporate governance policies, each consist entirely of independent directors.
Our risk management program is overseen by our Chief Executive Officer. Material risks are identified and prioritized by management, and each prioritized risk is referred to a Board of Directors committee or the full Board of Directors for oversight. For example, strategic risks are referred to the full Board of Directors while financial risks are referred to the audit committee. The Board of Directors regularly reviews information regarding our liquidity and operations, as well as the risks associated with each. Also, the compensation committee periodically reviews the most important risks to our business to ensure that compensation programs do not encourage excessive risk-taking and promote our goals and objectives.

Board of Directors Structure and Committee Composition
In June 2008, our Board of Directors established a standing compensation committee (the “compensation committee”) and in September 2011, our Board of Directors established an audit committee and a nominating committee (the “nominating committee”). Each of the committees operates under a written charter adopted by the Board of Directors. All of the committee charters are available on our web site at www.adnas.com/adnas_home/investors/ or by writing to Applied DNA Sciences, Inc., 50 Health Sciences Drive, Stony Brook, New York 11790, c/o Investor Relations. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this Proxy Statement or any other report or document we file with or furnish to the SEC.
During fiscal 2021, the Board of Directors held six formal meetings (including regularly scheduled and special meetings) and acted by unanimous written consent five times. During fiscal 2021, each director attended at least 75% of all meetings of the Board of Directors during the time such director was a member of the Board of Directors and of all meetings of the committee or committees on which he served, with the exception of John Bitzer, III. Directors are strongly encouraged to attend our annual meetings of stockholders. All directors then serving on the Board of Directors attended the Company’s annual meeting of stockholders held in 2021.
The membership of each of the audit committee, the compensation committee, and the nominating committee is composed, and was composed during the fiscal year ended September 30, 2021, entirely of independent directors. In addition, the members of the audit committee meet the heightened standards of independence for audit committee members required by SEC rules and Nasdaq rules. The committee membership and the responsibilities of each of the committees during the fiscal year ended September 30, 2021 are described below.
Name	Audit	Compensation	Nominating
James A. Hayward	—	—	—
John Bitzer, III(I)
Robert B. Catell(I)	—	—	—
Joseph D. Ceccoli(I)			—
Sanford R. Simon(I)	—	—
Yacov A. Shamash(I)
Elizabeth M. Schmalz(I)	—	—	—
Scott L. Anchin

      Chairperson
      Member
(I)
Independent director

Audit Committee
Messrs. Bitzer (Chairperson), Ceccoli and Shamash served during the fiscal year ended September 30, 2021, and Messrs. Ceccoli and Shamash currently continue to serve, on the audit committee. Mr. Bitzer retired from the Audit Committee on July 22, 2022. Effective July 22, 2022, Mr. Catell was appointed to the audit committee and Mr. Shamash was appointed as the chairperson of the audit committee. The Board of Directors has determined that each member of the audit committee is independent within the meaning of the director independence standards of the company and Nasdaq as well as the heightened director independence standards of the SEC for audit committee members, including Rule 10A-3(b)(1) under the Exchange Act. The Board of Directors has also determined that each of the members of the audit committee is financially sophisticated and is able to read and understand consolidated financial statements and that Messrs. Bitzer and Shamash are “audit committee financial experts” as defined in the Exchange Act. During fiscal 2021, the audit committee held four formal meetings.

The composition and responsibilities of the audit committee and the attributes of its members, as reflected in the charter, are intended to be in accordance with applicable requirements for corporate audit committees. The audit committee charter will be reviewed, and amended if necessary, on an annual basis.
The audit committee assists the Board of Directors in fulfilling its oversight responsibility relating to our financial statements and the disclosure and financial reporting process, our system of internal controls, our internal audit function, the qualifications, independence and performance of our independent registered public accounting firm, compliance with our code of ethics and legal and regulatory requirements. The audit committee has the sole authority to appoint, retain, terminate, compensate and oversee the work of the independent registered public accounting firm, as well as to pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm.
Compensation Committee
Messrs. Bitzer, Ceccoli, and Shamash (Chairperson) served on the compensation committee during the fiscal year ended September 30, 2021, Messrs. Ceccoli and Shamash currently continue to serve on the compensation committee. Mr, Bitzer resigned from the compensation committee effective June 3, 2022, and was replaced by Ms. Schmalz. The compensation committee reviews and approves salaries and bonuses for all officers, reviews and approves directors’ compensation, administers options outstanding under our stock incentive plan, provides advice and carries out the responsibilities required by SEC rules. The compensation committee believes that its processes and oversight should be directed toward attracting, retaining and motivating employees and non-employee directors to promote and advance our interests and strategic goals. As requested by the compensation committee, the Chief Executive Officer will provide information and may participate in discussions regarding compensation for other executive officers. During fiscal 2021, the compensation committee engaged an independent compensation consultant, Compensia, to advise it on matters related to the Company’s executive compensation program. The compensation committee also considers other general industry information and trends if available. During fiscal 2021, the compensation committee held five formal meetings.
Nominating Committee
Messrs. Shamash (Chairperson), Bitzer and Simon served during the fiscal year ended September 30, 2021, and Messrs. Shamash and Simon currently continue to serve, on the nominating committee. Mr. Bitzer retired from the nominating committee on June 22, 2022, and was replaced by Ms. Schmalz. The Board of Directors has determined that each member of the nominating committee is independent within the meaning of the director independence standards of the Company, Nasdaq and the SEC. The nominating committee did not hold any formal meetings during fiscal 2021.
The nominating committee is responsible for, among other things: reviewing Board of Directors composition, procedures and committees, and making recommendations on these matters to the Board of Directors; and reviewing, soliciting and making recommendations to the Board of Directors and stockholders with respect to candidates for election to the Board of Directors.
Process for Identifying and Evaluating Nominees for the Board of Directors
Director Qualifications.   The nominating committee has not formally established any specific, minimum qualifications that must be met by each candidate for the Board of Directors or specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess.
Identifying Nominees.   The nominating committee has two primary methods for identifying director candidates (other than those proposed by our stockholders, as discussed below). First, on a periodic basis, the nominating committee will solicit ideas for possible candidates from a number of sources, including members of the Board of Directors, our executive officers and individuals personally known to the members of the Board of Directors. Second, the nominating committee is authorized to use its authority under its charter to retain at our expense one or more search firms to identify candidates (and to approve such firms’ fees and other retention terms).

Stockholder Candidates.   The nominating committee will consider candidates for nomination as a director submitted by stockholders. Although the nominating committee does not have a separate policy that addresses the consideration of director candidates recommended by stockholders, the Board of Directors does not believe that such a separate policy is necessary because our bylaws permit stockholders to nominate candidates and one of the duties set forth in the nominating committee charter is to consider director candidates submitted by stockholders in accordance with our bylaws. The nominating committee will evaluate individuals recommended by stockholders for nomination as directors according to the criteria discussed above and in accordance with our bylaws and the procedures described under “Stockholder Proposals and Nominations” below.
Review of Director Nominees.   The nominating committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by our directors, executive officers, third-party search firms or other sources. In evaluating proposed director candidates, the nominating committee may consider, in addition to any minimum qualifications and other criteria for Board of Directors membership approved by the Board of Directors from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the proposed director candidate’s understanding of our business and industry on a technical level, his or her judgment and skills, his or her depth and breadth of professional experience or other background characteristics, his or her independence, his or her willingness to devote the time and effort necessary to be an effective board member, and the needs of the Board of Directors. We do not have a formal policy with regard to the consideration of diversity in identifying director nominees. However, the Board of Directors believes that it is essential that its members represent diverse viewpoints, with a broad array of experiences, professions, skills, geographic representation and backgrounds that, when considered as a group, provide a sufficient mix of perspectives to allow the Board of Directors to best fulfill its responsibilities to the long-term interests of our stockholders. The nominating committee considers at least annually, and recommends to the Board of Directors suggested changes to, if any, the size, composition, organization and governance of the Board of Directors and its committees.
Stockholder Proposals and Nominations.   In order for a stockholder to nominate a person for election as a director at the 2023 Annual Meeting of stockholders, you must provide written notice to Applied DNA Sciences, Inc., 50 Health Sciences Drive, Stony Brook, New York 11790, c/o Corporate Secretary. The notice of a proposed director nomination must provide information and documentation as required in our bylaws which, in general, require that the notice of a director nomination include the information about the nominee that would be required to be disclosed in the solicitation of proxies for the election of a director under federal securities laws; the nominee’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected; a description of any transaction or arrangement during the last three years between the stockholder making the nomination and the nominee in which the nominee had a direct or indirect material interest; and a completed and signed questionnaire (after such form has been provided by the Company), representation and agreement. A copy of the bylaw requirements will be provided upon request to the Corporate Secretary at the address above.
Stockholder Communications with the Board of Directors
Stockholders and other interested parties may make their concerns known confidentially to the Board of Directors or the independent directors by submitting a communication in an envelope addressed to the “Board of Directors,” a specifically named independent director or the “Independent Directors” as a group, in care of the Corporate Secretary. All such communications will be conveyed, as applicable, to the full Board of Directors, the specified independent director or the independent directors as a group.
Code of Ethics
Our Board of Directors adopted a “code of ethics” as defined by regulations promulgated under the Securities Act and the Exchange Act (our “Code of Business Conduct and Ethics”) that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The Code of Business Conduct and Ethics is designed to codify the ethical standards that we believe are reasonably designed to deter wrong-doing and promote honest and ethical conduct.

We have established procedures to ensure that suspected violations of the Code of Business Conduct and Ethics may be reported anonymously. A current copy of our Code of Business Conduct and Ethics is available on our website at www.adnas.com/adnas_home/investors/. A copy may also be obtained, free of charge, from us upon a request directed to Applied DNA Sciences, Inc., 50 Health Sciences Drive, Stony Brook, New York 11790, c/o Investor Relations. We intend to disclose any amendments to or waivers of a provision of the Code of Business Conduct and Ethics granted to directors and officers by posting such information on our website available at www.adnas.com and/or in our public filings with the SEC.
Hedging Policy
Our Board of Directors has not adopted a hedging policy with respect to transactions by our directors, officers and employees that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.
Executive Officers
Our current executive officers, and their ages and positions as of July 25, 2022, are set forth below.
Dr. James A. Hayward, age 69, has been our Chief Executive Officer since March 17, 2006 and our President and the Chairman of the Board of Directors since June 12, 2007. He was previously our acting Chief Executive Officer since October 5, 2005. He also served as Acting Chief Financial Officer from August 20, 2013 through October 13, 2013. Dr. Hayward received his Ph.D. in Molecular Biology from the State University of New York at Stony Brook (“Stony Brook”) in 1983 and an honorary Doctor of Science from the same institution in 2000. His experience with public companies began with the co-founding of one of England’s first biotechnology companies — Biocompatibles. Following this, Dr. Hayward was Head of Product Development for the Estee Lauder companies for five years. In 1990 he founded The Collaborative Group, a provider of products and services to the biotechnology, pharmaceutical and consumer-product industries based in Stony Brook, where he served as Chairman, President and Chief Executive Officer for 14 years. During this period, The Collaborative Group created several businesses, including The Collaborative BioAlliance, a contract developer and manufacturer of human gene products that was sold to Dow Chemical in 2002, and Collaborative Labs, a service provider and manufacturer of ingredients for skincare and dermatology that was sold to Engelhard (now BASF) in 2004. He is the winner of the first Helix Award from BIO and has been twice elected Entrepreneur of the Year by Inc Magazine and the Long Island Technology Hall of Fame. He has served on the Boards of The Stony Brook Foundation, the NYS Research Foundation, and the NYS Regents Advisory Board. Dr. Hayward also serves on the advisory board of the Manufacturing and Technology Resource Consortium of Stony Brook University, and serves on the boards of Softheon Corporation and NeoMatrix Formulations, Inc.
Beth Jantzen, age 45, has been our Chief Financial Officer since February 15, 2015. Previously, Ms. Jantzen held the position of Controller from May 2013 to her appointment as Chief Financial Officer. Prior to joining the Company, Ms. Jantzen was a senior manager at Marcum LLP, our independent registered accounting firm, from January 2000 until June 23, 2014, where she managed multiple engagements and specialized in SEC policies, practices and procedures, including Sarbanes-Oxley compliance. Ms. Jantzen holds a B.S. in Accounting from the State University of New York at Binghamton and is also a Certified Public Accountant (CPA).
Judith Murrah, age 64, Ms. Judith Murrah has been our Chief Operating Officer since January 19, 2021, our Chief Information Officer since June 1, 2013, and our Secretary since December 22, 2017. Ms. Murrah is responsible for information technology strategy and implementation. Ms. Murrah is also responsible for our operations functions including the development of key customer and partner relationships, quality assurance oversight and operations management. Ms. Murrah was previously the Senior Director of Information Technology at Motorola Solutions, which had acquired her former firm, Symbol Technologies. Her role at Motorola Solutions included overseeing the global IT program management office, financial and supplier operations and quality assurance. At Symbol Technologies, Ms. Murrah held leadership positions in product line management, global account sales, corporate and marketing communications and IT. Ms. Murrah holds an MBA from Harvard Business School, and a B.S. in Industrial Engineering from the University of Rhode Island. She is an inventor on fourteen U.S. patents. Ms. Murrah is active in Long Island’s business and academic community. She has co-founded and volunteers with non-profits engaging students in science, technology, engineering, and math disciplines. She serves on the boards of the Middle Country (N.Y.) Library Foundation, the Tesla Science Center at Wardenclyffe, and Stony Brook University’s Center for Corporate Education. Ms. Murrah was named to 2005 and 2006 Top 50 Women of Long Island and received the inaugural 2001 Diamond Award for Long Island Women Leaders in Technology.
Clay Shorrock, age 38, has been our Chief Legal Officer and Executive Director of Business Development since April 2021. Mr. Shorrock is responsible for legal, regulatory, IP, and business development functions. Mr. Shorrock previously served as in-house general and IP counsel to Applied DNA from November 2016 through May 2019, and thereafter as outside general and IP counsel. From February 2020 through April 2021, Mr. Shorrock was an attorney at Lowndes, Drosdick, Doster, Kantor & Reed, P.A. From May 2019 through January 2020, Mr. Shorrock was an attorney at Allen, Dyer, Doppelt & Gilchrist, P.A. Mr. Shorrock has over a decade of experience in intellectual property, patent law, and complex commercial transactions having represented clients, including Fortune 500 and development stage companies. He holds extensive legal experience in the areas of biotechnology, molecular biology, immunotherapy, and medical diagnostics. Mr. Shorrock holds a B.A. in Biology from Franklin and Marshall College and a J.D. with a concentration in intellectual property from Seton Hall University Law School.
Our executive officers are elected by, and serve at the discretion of, our Board of Directors. There are no family relationships between any director, executive officer, or person nominated or chosen by us to become a director or executive officer.

EXECUTIVE COMPENSATION
Compensation Overview
The compensation committee has overall responsibility for approving and evaluating the compensation arrangements for our named executive officers. Our named executive officers for fiscal 2021 are: our Chief Executive Officer, Dr. James Hayward, our Chief Financial Officer, Beth Jantzen, and our Chief Operating Officer and Chief Information Officer, Judith Murrah. Our Chief Executive Officer provides recommendations to the compensation committee with respect to the compensation of the named executive officers other than himself. However, the compensation committee is free to make decisions that are contrary to the Chief Executive Officer’s recommendations. As noted above, during fiscal 2021, the compensation committee also engaged an independent compensation consultant, Compensia, to advise it on matters related to our executive compensation program.
Our Executive Compensation Philosophy and Objectives
General
The fundamental purpose of our executive compensation program is to assist us in achieving our financial and operating performance objectives. Specifically, we attempt to tailor an executive’s compensation to (1) retain and motivate the executive, (2) reward him or her upon the achievement of Company-wide and individual performance, and (3) align the executive’s interest with the creation of long-term stockholder value, without encouraging excessive risk taking. To that end, and within the context of the stage of our Company, we have historically compensated our named executive officers through a mix of base salary, equity-based incentives, and cash bonuses.
Our business model is based on our ability to establish long-term relationships with clients and to maintain our strong mission, client focus, entrepreneurial spirit and team orientation. We have sought to create an executive compensation package that balances short-term versus long-term components, in ways we believe are most appropriate to motivate senior management and reward them for achieving key business goals.
Base Salary
As of October, 2020, the annual base salary for each of our named executive officers was as follows: Dr. Hayward, $400,000, Ms. Jantzen, $250,000 and Ms. Murrah, $300,000. Ms. Murrah’s annual base salary was increased to $325,000 in connection with her promotion to COO, effective January 23, 2021. During February 2021, Ms. Jantzen’s salary was increased to $300,000. Effective November 1, 2021, Dr. Hayward’s annual salary was increased to $450,000. The increases to the CEO and CFO salaries made after receiving a market assessment from Compensia in order were to keep them competitive in the market. Effective May 7, 2022, Dr. Hayward and Ms. Murrah voluntarily reduced their salaries to $225,000 and $300,000, respectively, in response to the then current cash position of the Company.
Cash Incentives
Our Chief Executive Officer was eligible for two cash incentive opportunities during fiscal 2021. First, he was eligible for a bonus of $803,623, plus interest, if and when the Company reached $3,000,000 in revenues for two consecutive quarters or $12,000,000 in revenues for a fiscal year (the “Revenue Goals”), provided that Dr. Hayward was still employed by the Company on such date (the “Revenue Bonus”). As of March 2, 2021, the revenue targets underlying the Revenue Bonus had not yet been achieved, however, the Company entered into a letter agreement with Dr. Hayward whereby the Company accelerated the payment of $566,840 of the Revenue Bonus in recognition of his contributions to the Company, in exchange for Dr. Hayward agreeing to waive his right to earn any remaining portions of the Revenue Bonus. This amount is reflected in the “Bonus” column of the Summary Compensation Table.
In addition, under his employment agreement, Dr. Hayward is eligible for a special cash incentive of up to $800,000, $300,000 of which is payable if and when annual revenue reaches $8 million and $100,000 of which would be payable for each $2 million of annual revenue in excess of $8 million, provided Dr. Hayward is still employed by the Company on such date(s) (the “Special Performance Bonus”). This Special Performance Bonus is separate from and in addition to the Revenue Bonus described above. For the fiscal year ended September 30, 2021, the Company’s annual revenue was greater than $8 million, entitling the CEO to $300,000 of the Special Performance Bonus. Due to the Company’s current operating loss, however, our compensation committee determined to grant fully vested stock options to our CEO on November 1, 2021 with a fair value of $300,000, calculated using the Black Scholes Option Pricing Model, in lieu of a cash payment.
The other named executive officers were not awarded discretionary cash bonuses for fiscal 2021 performance as a result of the Company’s current operating loss. However, in lieu of cash bonuses, the compensation committee approved grants of fully vested stock options to such individuals on November 1, 2021. These options had a grant date fair value of $90,000 for Ms. Jantzen (30%% of her annual base salary rate) and $113,750 for Ms. Murrah (35%% of her annual base salary rate) and will be disclosed in the Summary Compensation Table under the “Option Awards” column during fiscal 2022. The amounts of the grants were based on target cash bonus values and the analysis performed by Compensia.
Long-Term Stock-Based Compensation
Our long-term compensation program has historically consisted solely of stock options. Option grants made to executive officers are designed to provide them with an incentive to execute their responsibilities in such a way as to generate long-term benefit to us and our stockholders.
By only rewarding the creation of stockholder value, we believe stock options provide our executive officers with an effective risk and reward profile.
Stock options are granted periodically to our executive officers in amounts determined by the compensation committee in its discretion. Stock grants have not been formula-based, but instead have historically been granted taking into account a mixture of the following qualitative factors: the executive’s level of responsibility; the competitive market for the executive’s position; the executive’s potential contribution to our growth; and the subjective assessment of the professional effectiveness and capabilities of these executives.
On October 19, 2020, the compensation committee granted fully vested stock options to our named executive officers in lieu of cash bonuses. These options had a grant date fair value of $87,699 each for Mr. Hayward, Ms. Jantzen and Ms. Murrah.
On January 5, 2021, the compensation committee granted fully vested stock options to Mr. Hayward. These options had a grant date fair value of $382,293.
In addition to those grants described in the section entitled “Cash Incentives” above, on November 1, 2022, the compensation committee granted fully vested stock options to our named executive officers. These options had a grant date fair value of $800,000 for Dr. Hayward, $136,500 for Ms. Jantzen and $147,875 for Ms. Murrah, and will be disclosed under the “Option Awards” column in the Summary Compensation Table for fiscal year 2022.
Benefits
We provide the following benefits to our executive officers on the same basis as the benefits provided to all employees:
•
health and dental insurance;

•
life insurance;

•
short-and long-term disability; and

•
401(k) Plan (currently there is no employer match)

We believe these benefits are generally consistent with those offered by other companies and specifically with those companies with which we compete for employees.

Compensation Committee Interlocks and Insider Participation
None of the members of our compensation committee is or has been an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the compensation committee or director (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of any entity that has one or more executive officers who will serve on our compensation committee or our Board of Directors.
Summary Compensation Table
The following table sets forth the compensation of our named executive officers for the fiscal years ended September 30, 2021 and 2020.
	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
James A. Hayward Chairman, President and CEO	2021	400,000	566,840	—	469,992	18,000	1,454,832
	2020	133,333	250,000	—	51,339	16,615	451,287
Beth M. Jantzen CFO	2021	278,846	—	—	87,699	—	366,545
	2020	236,154	42,116	—	51,339	—	329,609
Judith Murrah CIO, COO	2021	314,423	—		87,699	—	402,122
	2020	236,154	42,116		51,339	—	329,609

(1)
Represents the grant date fair value calculated in accordance with ASC Topic 718 based on the Black Scholes value of the options on the grant date. Information concerning these amounts and the assumptions used to calculate these amounts are set forth in our Annual Report on Form 10-K for the fiscal year ended September 30, 2021, filed with the SEC on December 9, 2021, as amended by Amendment No. 1 filed on December 14, 2021, as further amended by Amendment No. 2 filed on January 28, 2022, under the caption “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Equity Based Compensation.”

(2)
Represents reimbursement payments to Dr. Hayward for costs associated with an automobile used by Dr. Hayward.

Outstanding Equity Awards at Fiscal Year-End
The following table shows information concerning outstanding equity awards as of September 30, 2021 held by the named executive officers.
	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
James A. Hayward	16,666	—	140.40	07/10/2028
	20,833	—	232.80	10/17/2023
	4,375	—	114.40	12/21/2024
	1,250	—	119.60	12/21/2025
	3,750	—	82.00	12/20/2026
	6,250	—	47.60	08/29/2028
	6,965	—	8.36	06/02/2030
	13,035	—	7.54	10/18/2030
	80,000	—	5.44	01/05/2031
Beth M. Jantzen	104	—	205.20	10/14/2023
	104	—	278.40	11/28/2023
	104	—	326.40	12/09/2023
	1,000	—	114.40	12/21/2024
	750	—	138.00	02/14/2025
	1,250	—	119.60	12/21/2025
	1,500	—	82.00	12/20/2026
	2,500	—	47.60	08/29/2028
	6,695	—	8.36	06/02/2030
	13,035	—	7.54	10/18/2030
Judith Murrah	833	—	280.80	12/01/2023
	1,875	—	114.40	12/21/2024
	104	—	326.40	12/09/2023
	1,250	—	119.60	12/21/2025
	1,500	—	82.00	12/20/2026
	3,750	—	47.60	08/29/2028
	6,965	—	8.36	06/02/2030
	13,035	—	7.54	10/18/2030
Employment Agreement with Dr. James A. Hayward
The following is a discussion of our employment agreement with Dr. Hayward as of September 30, 2021 and, where indicated, compensation actions prior to such date.
The Chief Executive Officer is the only named executive officer with an employment agreement.
The initial term of Dr. Hayward’s employment agreement was from July 1, 2016 to July 1, 2017, and the agreement renews automatically on an annual basis. The agreement provides for an annual base salary and the Special Performance Bonus, the terms of which are each described above in the sections entitled “Base Salary” and “Cash Incentives.” The Board of Directors, acting in its discretion, may also grant annual bonuses to Dr. Hayward, provided that Dr. Hayward may not be treated less favorably with respect to annual bonuses than other executives of the Company. Dr. Hayward will be eligible to participate in retirement, welfare and incentive plans available to the Company’s other employees. The employment agreement also provides for the following limited perquisites: an automobile allowance of up to $1,500 per month, a gas allowance, the use of an outside driver for up to twenty hours per week, a gym membership and an airline club membership.
The agreement with Dr. Hayward also provides that if he is terminated by the Company without cause or if Dr. Hayward terminates his employment for good reason, then, in addition to earned and unpaid salary, bonus and benefits, and subject to the delivery of an executed general release and continuing compliance with restrictive covenants, Dr. Hayward will be entitled to receive a pro rata portion (based on the number of days elapsed from the beginning of the Company’s fiscal year to his termination of employment) of the greater of (X) the annual bonus he would have received if employment had continued through the end of the year of termination or (Y) the prior year’s annual bonus; installment payments for two years following termination in an aggregate amount equal to the greater of (i) 2.99 times Dr. Hayward’s base salary or (ii) two times the sum of (A) Dr. Hayward’s base salary and (B) Dr. Hayward’s prior year’s annual bonus (or, if greater, Dr. Hayward’s target bonus (if any) for the year of termination); Company-paid COBRA continuation coverage for 18 months post-termination; continuing life insurance benefits (if any) for two years; and extended exercisability of outstanding vested options (for three years from termination date or, if earlier, the expiration of the fixed option term).
If termination of employment by the Company without cause or by Dr. Hayward for good reason occurs within six months before or two years after a change in control of the Company (as defined in the employment agreement), then, the severance payments that would otherwise have been paid in installments will be paid in a lump sum. Further, unless assumed or continued by the acquiror, all of Dr. Hayward’s outstanding options and other equity incentive awards will become fully vested upon the occurrence of a change in control of the Company (whether or not his employment is terminated in connection with such change in control). The exercisability period of outstanding options would be extended until three years following the change in control (or if later, three years following a qualifying termination after a change in control), or the earlier expiration of the fixed option term. In addition, the employment agreement provides that if the payments and benefits to Dr. Hayward in connection with a change in control would be subject to an excise tax under Section 280G of the Code, they will be reduced to the maximum amount that would not trigger the excise tax unless Dr. Hayward would be better off (on an after-tax basis) receiving all of the payments and benefits and paying all necessary applicable taxes.
Upon termination due to death or disability, Dr. Hayward will generally be entitled to receive the same payments and benefits he would have received if his employment had been terminated by the Company without cause, other than the installment payments.
Dr. Hayward is subject to standard restrictive covenants, including a two-year post-employment non-compete and non-solicit of employees or customers.
Director Compensation
Other than a grant to Mr. Anchin, as described below, no non-employee directors received compensation during the fiscal year that ended September 30, 2021. While in prior years we have traditionally granted non-qualified stock options to non-employee directors in respect of their service, we engaged Compensia to review our director compensation program at the end of fiscal 2021 to advise us on a go-forward design. After considering the results of Compensia’s review, we granted at the beginning of fiscal 2022 an option to purchase 29,845 shares of stock to each of our non-employee directors. The options have a 10 year term, will vest on the first anniversary from the date of grant, subject to continued service, and have a grant date fair value of $150,000. We granted additional stock options to board members serving on board committees as follows: $10,000 for Mr Shamash, $8,750 for Mr. Bitzer, $5,000 for Mr. Ceccoli, and $1,250 for Mr. Simon. These grants will be disclosed under the “Option Awards” column in the Director Compensation Table for fiscal 2022.
Due to annual grant limits per grantee and insufficient reserved shares under our 2005 Stock Incentive Plan, we were not able to issue to Mr. Anchin all of the options due to him as a non-employee director in fiscal year 2020. Once our 2020 Stock Incentive Plan was approved, however, we granted Mr. Anchin an option with respect to 24,038 shares, at an exercise price of $7.54, at the beginning of fiscal 2021. The grant was immediately exercisable with respect to 5,573 shares and vested on May 22, 2021 with respect to 18,465 shares. The grant was intended to represent (i) an annual non-employee director stock option grant, pro-rated with respect to his service on the Board of Directors from November 7, 2019 through May 21, 2020, and (ii) an annual non-employee director stock option grant in respect of his service on the Board of Directors for the one-year period commencing on May 22, 2020. The grant is reflected in the table below.
	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(4)	All Other Compensation ($)	Total ($)
Sanford R. Simon	—	—	—	—	—
Yacov A. Shamash	—	—	—	—	—
John Bitzer, III	—	—	—	—	—
Joseph D. Ceccoli	—	—	—	—	—
Scott L. Anchin(1)	—	—	72,212	—	72,212
Robert C. Catell	—	—	—	—	—
Elizabeth M. Schmalz	—	—	—	—	—

(1)
An option to purchase 24,038 shares of our common stock was granted to Mr. Anchin on October 19, 2020 at an exercise price of $7.54 per share. The amount represents the grant date fair value calculated in accordance with ASC 718 based on the Black Scholes value of the options on the grant date. Information concerning these amounts and the assumptions used to calculate these amounts are set forth in our Form 10-K for the September 30, 2021 filed with the SEC on December 9, 2021 under the caption “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Equity Based Compensation.” As of September 30, 2021, our non-employee directors. Messrs Simon, Shamash, Bitzer, Anchin, Catell, and Ceccoli and Ms. Schmalz had total outstanding option awards (including warrants) of 23,416, 24,640, 21,920, 24,038, 22,400, 23,278 and 21,374 shares of our common stock, respectively.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
On December 12, 2019, we entered into a consulting agreement, with Meadow Hill Place, LLC (“Meadow Hill”), a company wholly owned by Scott L. Anchin (“Mr. Anchin”), a board member, whereby Meadow Hill will provide certain advisory services to the Company. The initial term of the agreement ended on June 12, 2020. The agreement provided for compensation in the form of both cash and equity. Meadow Hill was eligible to receive $125,000 for the initial six-month term. In addition, in accordance with the terms of the equity compensation portion of the agreement and pursuant to the Company’s 2005 Incentive Stock Plan, (i) the Company granted an option to purchase 20,834 shares of its common stock to Mr. Anchin on December 12, 2019 at an exercise price equal to $4.26 per share, which vested on June 12, 2020, and (ii) the Company granted an option to purchase 20,786 shares of its common stock to Mr. Anchin on January 2, 2020 at an exercise price equal to $4.43 per share, of which 9,121 vested on July 2, 2020. The consulting agreement was completed on June 12, 2020 in full satisfaction of all obligations. As a result, the agreement was not extended and therefore expired on June 12, 2020. As a result, 11,665 of the options granted on January 2, 2020, which were related to the extension period, did not vest and were cancelled on June 12, 2020.
On each of December 9 and 10, 2020, Dillon Hill Capital, LLC and its affiliate, Dillon Hill Investment Company, LLC (the “Investors”), a greater than 5% shareholder, exercised 100,000 of certain common warrants received in an underwritten public offering that closed on November 15, 2019 (the “2019 Warrants”), for an aggregate exercise of 200,000 of their 2019 Warrants, resulting in total net proceeds to the Company of approximately $1.1 million. As a result of these exercises, the Company issued to the Investors an aggregate of 100,000 additional replacement warrants, which are substantially similar to the 2019 Warrants described above except that 50,000 of the newly issued replacement warrants have an exercise price of $6.57 and 50,000 of such replacement warrants have an exercise price of $6.46.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth certain information regarding the shares of our common stock beneficially owned as of August 8, 2022, (i) by each person who is known to us to beneficially own 5% or more of the outstanding common stock, (ii) by each of the executive officers named in the table under “Executive Compensation” and by each of our directors and (iii) by all executive officers and directors as a group.
Unless otherwise indicated below, each person or entity has an address in care of our principal executive offices at 50 Health Sciences Drive, Stony Brook, New York 11790.
Name and Address of Beneficial Owner	Title of Class	Number of Shares Owned(1)(2)	Percentage of Class(3)
Executive Officers and Directors:
James A. Hayward	Common Stock	506,481(4)	3.82%
Yacov A. Shamash	Common Stock	26,225(5)	*
John Bitzer, III	Common Stock	57,155(6)(7)	*
Robert B. Catell	Common Stock	24,340(11)	*
Joseph D. Ceccoli	Common Stock	23,847(8)	*
Beth M. Jantzen	Common Stock	72,518(12)	*
Judith Murrah	Common Stock	83,990(13)	*
Scott L. Anchin	Common Stock	24,288(15)	*
Sanford R. Simon	Common Stock	23,488(9)	*
Elizabeth Schmalz	Common Stock	22,150(10)	*
All directors and officers as a group (10 persons)	Common Stock	864,482(14)	6.37%
5% Stockholders:
Bruce Grossman	Common Stock	658,739(16)	4.86%

*
indicates less than one percent

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the shares shown. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the stockholders named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options, warrants or convertible securities (in any case, the “Currently Exercisable Options”).

(2)
Does not include the remaining unvested shares subject to options granted on November 1, 2021 pursuant to the 2020 Equity Incentive Plan, which vest 100% of the underlying shares on the one-year anniversary of grant, including 29,845 for each of Mr. Anchin, Ms. Schmalz and Mr. Catell, 30,094 for Mr. Simon, 30,840 for Mr. Ceccoli, 31,586 for Mr. Bitzer and 31,834 for Mr. Shamash

(3)
Based upon 12,882,520 shares of common stock outstanding as of July 25, 2022. Each beneficial owner’s percentage ownership is determined by assuming that the Currently Exercisable Options that are beneficially held by such person (but not those held by any other person) have been exercised and converted.

(4)
Includes 372,295 shares underlying Currently Exercisable Options.

(5)
Includes 24,640 shares underlying Currently Exercisable Options.

(6)
Includes 21,920 shares underlying Currently Exercisable Options for Mr. Bitzer.

(7)
Includes 34,563 shares of common stock owned by Delabarta, Inc. (“Delabarta”), a wholly-owned subsidiary of ABARTA, Inc. (“ABARTA”). Mr. Bitzer is former President and a member of the board of directors of each of Delabarta and ABARTA. Mr. Bitzer disclaims beneficial ownership of the shares held by Delabarta except to the extent of his pecuniary interest therein.
(8)
Includes 23,278 shares underlying Currently Exercisable Options.

(9)
Includes 23,416 shares underlying Currently Exercisable Options.

(10)
Includes 21,374 shares underlying Currently Exercisable Options.

(11)
Includes 22,400 shares underlying Currently Exercisable Options.

(12)
Includes 72,446 shares underlying Currently Exercisable Options.

(13)
Includes 81,443 shares underlying Currently Exercisable Options.

(14)
Includes 733,796 shares underlying Currently Exercisable Options.

(15)
Includes 24,038 shares underlying Currently Exercisable Options.

(16)
This information is based on a Form 13G/A filed with the SEC on January 21, 2021 by Bruce Grossman. Bruce Grossman reported sole and shared voting and sole and shared dispositive power of 658,739 shares of common stock underlying currently exercisable warrants. At the time of the filing of such Form 13G/A, Bruce Grossman owned 8.1% of the Company’s outstanding common stock. The address of Bruce Grossman is c/o Dillon Hill Capital LLC, 200 Business Park Drive, Suite 306, Armonk, NY 10504.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company, as well as some brokers (or other nominees), household the Company’s proxy materials, which means that we or they deliver a single proxy statement or Notice, as applicable, to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker (or other nominee) or from or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement in the future, or if you are receiving multiple copies of the proxy statement and wish for only one copy to be delivered to your household in the future, please notify (i) your broker (or other nominee) if your shares are held in a brokerage or similar account or (i) the Company if you hold registered shares in your own name. We will promptly deliver a separate proxy statement to record stockholders upon written or oral request. You can notify us of your instructions by telephone at 631-240-8800 or by sending a written request to:
Corporate Secretary
Applied DNA Sciences, Inc.
50 Health Sciences Drive
Stony Brook, New York 11790

OTHER BUSINESS
We do not know of any matters that are to be presented for action at the Annual Meeting other than those set forth above. If any other matters properly come before the Annual Meeting, the person named in the enclosed proxy card will vote the shares represented by proxies in accordance with their best judgment on such matters.

STOCKHOLDER PROPOSALS AND NOMINATIONS
In order for a stockholder proposal to be considered for inclusion in the proxy statement for the 2023 annual meeting of stockholders, the written proposal must have been received by the Corporate Secretary at the address below no earlier than May 25, 2023 and no later than June 26, 2023. In the event that the annual meeting of stockholders is called for a date that is not within 30 days before or after the first anniversary of the date of this year’s annual meeting, the proposal must be received no later than a reasonable time before the Company begins to print and mail its proxy materials. The proposal will also need to comply with the SEC’s regulations under Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company sponsored proxy materials. Proposals should have been addressed to:
Corporate Secretary
Applied DNA Sciences, Inc.
50 Health Sciences Drive
Stony Brook, New York 11790
For a stockholder proposal that is not intended to be included in the proxy statement for the 2023 annual meeting of stockholders, or if you want to nominate a person for election as a director, you must provide written notice to the Corporate Secretary at the address above. The Secretary must receive this notice not earlier than May 25, 2023 and no later than June 26, 2023. However, if our 2023 annual meeting of stockholders is held more than 30 days before or more than 60 days after September 22, 2023, then the Secretary must receive this notice not earlier than the close of business on the 120th day prior to the date of our 2023 annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which we make a public announcement of the date of the meeting. The notice of a proposed item of business must provide information as required in our bylaws which, in general, require that the notice include for each matter a brief description of the matter to be brought before the meeting; the reason for bringing the matter before the meeting; the text of the proposal or matter; your name, address, and number of shares you own beneficially or of record; and any material interest you have in the proposal.
The notice of a proposed director nomination must provide information and documentation as required in our bylaws which, in general, require that the notice of a director nomination include the information about the nominee that would be required to be disclosed in the solicitation of proxies for the election of a director under federal securities laws; the nominee’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected; a description of any transaction or arrangement during the last three years between the stockholder making the nomination and the nominee in which the nominee had a direct or indirect material interest; and a completed and signed questionnaire, representation and agreement. A copy of the bylaw requirements will be provided upon request to the Corporate Secretary at the address above.

ANNUAL REPORT ON FORM 10-K AND OTHER INFORMATION
A copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2021, as amended, including financial statements and any financial statement schedules required to be filed in accordance with SEC rules, will be sent without charge to any stockholder of the Company requesting it in writing from: Applied DNA Sciences, Inc., 50 Health Sciences Drive, Stony Brook, New York 11790, Attention: Beth Jantzen. We also make available, free of charge on our website, all of our filings that are publicly filed on the SEC’s EDGAR website, including Forms 10-K, 10-Q and 8-K, at www.adnas.com.
By Order of the Board of Directors
/s/ James A. Hayward

James A. Hayward
Chairman, President and Chief Executive Officer
Stony Brook, New York
August 9, 2022

Appendix
PROPOSED FORM OF
SIXTH CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION
OF
APPLIED DNA SCIENCES, INC.
Applied DNA Sciences, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY THAT:
FIRST:   Article IV of the Certificate of Incorporation, as amended (the “Certificate of Incorporation”), of the Corporation is hereby amended by adding the following paragraph at the end thereof:
“Upon the filing and effectiveness (the “Reverse Split Effective Time”) pursuant to the General Corporation Law of the State of Delaware of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each [ten to fifty] [(10 – 50)] shares of the Corporation’s Common Stock, par value $0.001 per share, issued and outstanding immediately prior to the Reverse Split Effective Time, shall automatically be reclassified, combined, and converted into one (1) validly issued, fully paid, and non-assessable share of Common Stock, par value $0.001 per share, of the Corporation, without any action by any holder thereof, and the number of authorized shares of the Corporation’s Common Stock shall be reduced to 50,000,000; provided that no fractional share interests shall be issued as a result of the foregoing reclassification, combination, and conversion. Any stockholder of record of Common Stock immediately prior to the Reverse Split Effective Time that would otherwise be entitled to fractional share interests pursuant to the provisions of this Article, shall be entitled, upon the Reverse Split Effective Time, to receive one whole share of Common Stock in lieu of such fractional share interests.
From and after the Reverse Split Effective Time, certificates that, immediately prior to the Reverse Split Effective Time, represent shares of Common Stock that are held by any stockholder shall thereafter represent the number of shares of Common Stock into which such shares shall have been reclassified, combined, and converted at the Reverse Split Effective Time pursuant to this Certificate of Amendment.”
SECOND:   This Certificate of Amendment shall become effective on            , 2022, at 12:01 a.m.
THIRD:   That pursuant to resolution of the Board of Directors, the proposed amendment was submitted to the stockholders of the Corporation for consideration at the annual meeting of stockholders held on [September 22, 2022] and was duly adopted by the stockholders of the Corporation in accordance with the applicable provisions of Section 242 of the General Corporation Law of Delaware.
IN WITNESS WHEREOF, the Corporation has caused this Sixth Certificate of Amendment of Certificate of Incorporation to be signed by its Chief Executive Officer, on            , 2022.
APPLIED DNA SCIENCES, INC.
By:
Name:
Title:

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY D89506-P79021 ! ! ! For All Withhold All For All Except For Against Abstain ! ! ! ! ! ! ! ! ! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. APPLIED DNA SCIENCES, INC. ATTN: BETH JANTZEN 50 HEALTH SCIENCES DRIVE STONY BROOK, NY 11790 The Board of Directors recommends you vote FOR the following proposals: Nominees: 01) James A. Hayward 02) Robert B. Catell 03) Joseph D. Ceccoli 04) Scott L. Anchin 05) Yacov A. Shamash 06) Sanford R. Simon 07) Elizabeth M. Schmalz 2. Approval to grant the Board of Directors the discretionary authority to amend the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock; 3. Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers; and 4. Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2022. 1. Election of Directors APPLIED DNA SCIENCES, INC. The Board of Directors recommends you vote FOR the following: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on September 21, 2022, the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/APDN2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on September 21, 2022, the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE

D89507-P79021Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement is available at www.proxyvote.com.APPLIED DNA SCIENCES, INC.Annual Meeting of StockholdersSeptember 22, 2022 10:00 AMThis proxy is solicited by the Board of DirectorsThe stockholder executing and delivering this Proxy hereby appoints Ms. Judith Murrah and Ms. Beth Jantzen and each of them as proxies (the "proxies"), with full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse side, all shares of common stock, $0.001 par value per share, of Applied DNA Sciences, Inc. held of record by the undersigned as of July 25, 2022, at the Annual Meeting of Stockholders of Applied DNA Sciences, Inc., to be held virtually at www.virtualshareholdermeeting.com/APDN2022 on Thursday, September 22, 2022 at 10:00 a.m., local time, or at any postponements or adjournments of the meeting.This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted in accordance with the recommendations of our Board of Directors and for such other matters as may properly come before the meeting as said proxies deem advisable.THIS PROXY SHOULD BE MARKED, DATED AND SIGNED BY THE STOCKHOLDER(S) EXACTLY AS SUCH STOCKHOLDER'S NAME APPEARS HEREON AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHOULD SIGN.Continued and to be signed on reverse side